UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: VANGUARD WORLD FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2002 - August 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) U.S. GROWTH FUND

AUGUST 31, 2003

[GRAPHIC]
ANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

                          HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's Chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.(R)
--------------------------------------------------------------------------------

CONTENTS

 1. letter from the chairman
 6. report from the advisor
10. fund profile
11. glossary
12. performance summary
14. your fund's after-tax returns
15. about your fund expenses
16. financial statements
26. advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard U.S. Growth Fund's Investor Shares returned 8.7% during the 12 months ended August 31, 2003.
* The fund's gains, while healthy, were outpaced by the market and by the average for competitors' funds.
* Fund holdings in the technology and financial services sectors were the biggest gainers, while health care and retail holdings underperformed.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

                            LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

After two painful fiscal years, Vanguard U.S. Growth Fund's Investor Shares returned 8.7% (9% for Admiral Shares) during the fiscal year ended August 31, 2003. While the rebound was welcome, the result lagged the 12.5% return of the average large-capitalization growth mutual fund and the 14.1% gain of the Russell 1000 Growth Index, a benchmark for the U.S. large-cap universe.

[PICTURES OF JOHN J. BRENNAN]

-------------------------------------------------
2003 TOTAL RETURNS              FISCAL YEAR ENDED
                                        AUGUST 31
-------------------------------------------------
VANGUARD U.S. GROWTH FUND
  Investor Shares                            8.7%
  Admiral Shares                             9.0
Russell 1000 Growth Index                   14.1
Average Large-Cap Growth Fund*              12.5
Wilshire 5000 Index                         14.9
-------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund benefited from a stock market environment that brightened considerably with the onset of spring. While some of the fund's holdings recorded outsized gains, the fund's investments collectively didn't keep pace with the large-cap segment of the market. The table on this page provides details about the total return (capital change plus reinvested distributions) for the fund and its peers, its unmanaged benchmark, and the index that tracks the entire U.S. stock market.


DISMAL AT THE START, THE OVERALL STOCK MARKET EVENTUALLY PERKED UP

A slumping economy, weak corporate profits, and growing geopolitical tensions weighed heavily on the stock market last fall as our fiscal year began, and a two-month rally from mid-October quickly ran out of steam. However, following the successful conclusion of major combat operations in Iraq, a distinctly upbeat mood permeated the marketplace. Stock prices began to rebound across capitalizations and industry sectors in response to solid corporate earnings reports and a slew of positive economic reports.

The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 14.9% for the fiscal year. Technology and other growth-oriented stocks, which had sustained massive losses during the past few years, were among the most impressive gainers. The market's smaller stocks outpaced larger issues, demonstrating investors' renewed appetite for risk.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

U.S. investors were rewarded with good returns in many international markets as well, although stock performance was only part of the story. The weakening of the U.S. dollar by almost 10% relative to the euro transformed results that were mediocre by local-currency standards into strong dollar-denominated returns.

INTEREST RATES FELL THROUGH MUCH OF THE YEAR, THEN BOUNCED BACK

In the bond market, the fiscal year was marked by two distinctly different phases. Prior to mid-June, the lethargic economy and ongoing flight from equities to bonds drove the prices of bonds higher and their yields lower. The yield of the benchmark 10-year U.S. Treasury note dropped to a 45-year low of 3.11% on June 13. After that point, however, longer-term interest rates rose rapidly, with the yield of the 10-year T-note standing at 4.46% on August 31. For the 12 months, the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, provided a total return of 4.4%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED AUGUST 31, 2003
                                                --------------------------------
                                                  ONE         THREE        FIVE
                                                 YEAR         YEARS       YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 12.9%        -11.4%        3.1%
Russell 2000 Index (Small-caps)                 29.1          -1.2         9.5
Wilshire 5000 Index (Entire market)             14.9         -10.7         3.5
MSCI All Country World Index Free
    ex USA (International)                      12.2         -10.0         1.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      4.4%          8.2%        6.6%
    (Broad taxable market)
Lehman Municipal Bond Index                      3.1           6.5         5.3
Citigroup 3-Month Treasury Bill Index            1.3           2.9         3.8
================================================================================
CPI
Consumer Price Index                             2.2%          2.2%        2.5%
--------------------------------------------------------------------------------


Corporate bonds outperformed Treasuries across all maturities. High-yield corporate bonds performed spectacularly--the Lehman High Yield Index, which tracks the performance of bonds issued by companies with low credit ratings, returned 24.9% for the year.

Short-term interest rates generally declined for the 12 months, but rose somewhat toward the end. In an effort to add fuel to the economic recovery, the Federal Reserve Board trimmed its target for the federal funds rate two times--in November 2002 and June 2003-- by a total of 75 basis points (0.75 percentage point). The rate stood at 1.00% at the fiscal year-end. The 3-month U.S. Treasury bill, which typically lags Fed moves, began the fiscal year yielding 1.67% and closed at 0.97% after falling as low as 0.81% in mid-June.

AFTER A POOR SHOWING IN THE FIRST SIX MONTHS, THE FUND REBOUNDED

The U.S. Growth Fund struggled during the first half of its fiscal year as the undertow exerted by the still-declining stock market and poor stock selections pulled performance under. Fortunately, the second half of the period brought welcome relief from a historic bear market. The fund's technology holdings led the way, rising 33.5%, accounting for about two-thirds of the fund's advance over the past 12 months.

Also adding buoyancy were the fund's financial service selections. As investment sentiment improved and activity in the capital markets increased, the fund's investments in familiar names such as Citigroup and Merrill Lynch paid off handsomely. These and other successful selections enabled the fund to outperform the financial services stocks in the Russell 1000 Growth Index.

In the utilities sector, overweighted considerably by the fund's advisor relative to the Russell 1000 Growth Index, the U.S. Growth Fund benefited from holding two of the larger cable TV providers.

POOR PERFORMANCE IN A FEW SECTORS HELD RETURNS BACK

Unfortunately, U.S. Growth's holdings in other industry groups underperformed, causing the fund's one-year return to trail its benchmark. The biggest disappointments were among health care holdings. These stocks, which on average represented the fund's largest sector weighting, declined -3.2%, substantially trailing the 6.6% performance of that sector in the benchmark.

The performance of fund holdings in the consumer staples (-3.2%) and consumer discretionary (13.1%) sectors were also lackluster.

THE RISKS AND REWARDS OF THE FUND'S APPROACH

At the close of its fiscal year, your fund held a relatively concentrated portfolio of 58 stocks. The U.S. Growth Fund's strategy is to seek superior performance by investing in 45 to 65 large, established companies believed by its investment advisor to have the best prospects for strong growth. On August 31, the top ten holdings made up 37% of assets--evidence that the fund will take sizable positions in the stocks of just a handful of companies. This kind of investment approach inevitably leads at times to ups and downs that are steeper than those of the broad market's. The goal, of course, is to have the ups more than offset the downs. As we close our second full fiscal year with Alliance Capital Management as our advisor, we haven't accomplished that goal.

-------------------------------------------------------------------
TOTAL RETURNS                                       TEN YEARS ENDED
                                                    AUGUST 31, 2003
-------------------------------------------------------------------
                                     AVERAGE         FINAL VALUE OF
                                      ANNUAL              A $10,000
                                      RETURN     INITIAL INVESTMENT
-------------------------------------------------------------------
U.S. Growth Fund
    Investor Shares                     5.0%                $16,340
-------------------------------------------------------------------
Russell 1000 Growth Index               8.6%                $22,782
Average Large-Cap
    Growth Fund                         8.2                  21,979
-------------------------------------------------------------------
Wilshire 5000 Index                     9.6                  25,093
-------------------------------------------------------------------

Of course, we believe that performance over long periods is the best measure of any fund. Vanguard U.S. Growth Fund has struggled during the bear market in stocks and subsequently. The fund's ten-year average annual return of 5% trails both the average large-cap fund and the Russell 1000 Growth Index by several percentage points, as shown in the accompanying table. Also disappointing are the results of a hypothetical $10,000 investment made ten years ago. The fund's shortfall is largely the result of its performance in the previous two fiscal years, when it experienced the steepest two-year decline in its 44-year history.


THE FUND'S MANAGEMENT TEAM HAS EXPERIENCE NAVIGATING THE MARKET

Despite the substandard results of recent years, we remain confident that Vanguard U.S. Growth Fund's investment management team, which has been in place for just over two years, will ultimately serve shareholders well. The people at Alliance Capital Management overseeing the fund's assets have considerable experience in both bull and bear markets and have compiled an excellent long-term record using the same strategy that is used in your fund.

Besides seasoned investment professionals, your fund features an enduring advantage in the form of its low costs. The expense ratio (annual operating costs as a percentage of average net assets) of the Investor Shares was 0.55% for the fiscal year, or $5.50 per $1,000 in assets, which is just over one-third the 1.57% ($15.70 per $1,000) charged by the average large-cap growth fund in 2002 (according to Lipper Inc.). This substantial cost savings will almost certainly compound to your financial advantage over time.

DIVERSIFICATION REMAINS KEY

Because Vanguard U.S. Growth Fund focuses on large-cap stocks and is somewhat aggressive in its pursuit of capital appreciation, we like to remind our shareholders that the fund is appropriate as just one component of a well-diversified portfolio. Sticking with a broad mix of stock, bond, and money market investments that matches your goals and risk tolerance will always provide the best chance for success over the long haul, no matter how the market--or any single fund--performs in the short term.

We deeply appreciate your continued confidence and look forward to reporting to you in six months.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
SEPTEMBER 10, 2003


--------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        AUGUST 31, 2002-AUGUST 31, 2003

                                                DISTRIBUTIONS PER SHARE
                                          --------------------------------
                   STARTING         ENDING             INCOME      CAPITAL
                  SHARE PRICE   SHARE PRICE          DIVIDENDS      GAINS
--------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares      $12.92        $14.00             $0.042       $0.00
  Admiral Shares        33.46         36.28              0.155        0.00
--------------------------------------------------------------------------

REPORT FROM THE ADVISOR

For the 12-month period ended August 31, 2003, the Investor Shares of the U.S. Growth Fund advanced 8.7% while our benchmark, the Russell 1000 Growth Index, rose 14.1%. Market volatility remained exceptionally high during the period, with investor confidence vacillating on perceptions of risks in Iraq and evolving business fundamentals. The underperformance of our portfolio is a product of our unwillingness to chase these extremes in investors' risk tolerance.

Frankly, we were insufficiently defensive during the period of maximum stress that preceded mid-March 2003. We were characteristically underweighted in the slower-growing, stable consumer staples stocks whose valuations soared in the face of immense risk-aversion. That risk-aversion vanished dramatically as the Iraq war unfolded, predictably benefiting the most volatile and speculative stocks, which became the best performers over the last 51/2 months of the fiscal year. Adherence to our discipline of owning quality growth companies kept us out of these stocks, resulting in further underperformance. However, the developing trend of improvement in corporate earnings should benefit our positions in attractively valued, fundamentally strong companies.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presense.
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

After a protracted decline over the past several years, investor confidence finally began to strengthen on news of general success in Iraq and the continuing economic and corporate recovery. Risk-aversion declined materially, producing a strong relative price recovery in the market's more volatile stocks. For the 12 months ended August 31, stocks with betas (a measure of volatility)
above   1.3--which   account   for  27%  of  the  Russell   1000

Growth Index benchmark--returned 39% on a capitalization-weighted basis, versus 14.1% for the benchmark as a whole. The beta of our portfolio averaged about 1.1 over this time frame, consistent with its long-term average. Similarly, stocks with market capitalizations below $8 billion (a 15% weighting in the Russell 1000 Growth Index) returned 36%, while those with market caps above $115 billion (29% of the index), returned 4%. Our portfolio's median market cap was $61 billion as of August 31.

OUR SUCCESSES

Top contributors to the fund's return included several leading companies in technology, financial services, and health care. Good performers in financial services, including Citigroup and Merrill Lynch, provided a boost that offset our overweighted position in the financial services sector, which underperformed the market. Veritas Software, our leading contributor, added nearly 1.8 percentage points to relative performance. Veritas continues to lead the storage software market and remains a significant fund holding. Juniper Networks and Altera were also solid tech contributors. In health care, Amgen has posted strong operating results and stock performance. In the cable industry, Comcast and Cox Communications did well for us. These companies' new services, including broadband and digital video, are supporting solid revenue and growth in operating cash flow.

OUR SHORTFALLS

Poor stock selection in the underperforming health care sector was the major detractor to our relative performance in the fiscal year. Our holdings in Tenet Healthcare, Cardinal Health, and Wyeth cost the fund about 3 percentage points in relative performance. (Tenet and Cardinal Health have produced disappointing operating results, and we have now sold them both.)

The fund was underweighted in the consumer discretionary sector, which outperformed during the period. Our holdings in Kohl's and Home Depot detracted more than 2 percentage points from relative performance. Home Depot has been replaced in the portfolio by Lowe's, which continues to grow faster and to execute successfully in the current competitive environment. We have reduced our exposure to Kohl's, but it remains a significant holding.

POSITIONING OF THE PORTFOLIO

The foundation is in place for a rebound in the nation's economic growth and in corporate profits. Many of the structural excesses that developed during the
expansion   of  the  1990s   have  been   corrected,   and
restructuring and recapitalization have improved corporations' operating efficiency. Inventory levels are low, suggesting potential for a pickup in manufacturing with any improvement in consumption.

Despite subdued revenue growth and pricing power, corporate profits and productivity have been impressive: Profits have now expanded for six consecutive quarters, and free cash flow is currently at record levels. Capital spending--which appears particularly depressed relative to depreciation--is exhibiting tentative signs of recovery from the most severe cyclical contraction in 50 years. The U.S. banking system has emerged from three very challenging years with capital ratios, asset quality, profitability, and liquidity all comparing impressively with prior recessionary periods. Recent months have seen encouraging trends in consumer, corporate, and investor confidence alike. Last but not least, liquidity appears ample, and federal monetary and fiscal policies remain stimulative.

We are positioning the portfolio to benefit from a continuing cyclical recovery, but we are maintaining our discipline regarding valuation. Thus, we have selectively built positions in leading technology companies, but have not chased companies whose recovery appears to be fully reflected in their stock prices already. Instead, we are finding many leading companies in the consumer, health care, and financial services sectors whose valuations are very attractive.

Importantly, we have concentrated the portfolio in companies that are successful and, in many cases, dominant across sectors. These companies have certainly been stress-tested over the past few years, yet they have maintained superior balance sheets, cash flows, sales, and earnings growth. We believe companies that have executed successfully throughout the challenging environment of recent years will be outperformers in the period ahead.

These stocks, among the fund's largest positions, include Pfizer, Amgen, and Johnson & Johnson in health care; Wal-Mart and Procter & Gamble among consumer companies; AIG and Citigroup in finance; and Microsoft, Intel, Dell, and Veritas Software in technology.

The overall historical earnings growth of the stocks in our portfolio compares favorably with that of the broad market, reflecting their fundamental strength.

While we have been disappointed with recent relative performance, we are encouraged by the strong fundamentals of our holdings, which have in many cases exceeded expectations. We believe such fundamental success will be reflected in relative valuation and superior performance.

John L. Blundin, Executive Vice President
Christopher M. Toub, Executive Vice President
Alan Levi, Senior Vice President
Alliance Capital Management L.P.

SEPTEMBER 17, 2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


U.S. GROWTH FUND
------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          COMPARATIVE        BROAD
                           FUND                INDEX*      INDEX**
------------------------------------------------------------------
Number of Stocks             58                   589        5,319
Median Market Cap        $60.5B                $58.4B       $26.8B
Price/Earnings Ratio      28.1x                 27.2x        21.7x
Price/Book Ratio           4.0x                  4.4x         2.8x
Yield                                            1.0%         1.6%
  Investor Shares          0.3%
  Admiral Shares           0.5%
Return on Equity          21.1%                 23.8%        19.9%
Earnings Growth Rate      11.6%                 10.6%         7.7%
Foreign Holdings           0.4%                  0.0%         0.8%
Turnover Rate               47%                    --           --
Expense Ratio                                      --           --
  Investor Shares         0.55%
  Admiral Shares          0.37%
Cash Investments             1%                    --           --
------------------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                  4.9%
 (software)
Pfizer Inc.                                      4.4
 (pharmaceuticals)
American International Group, Inc.               4.2
 (insurance)
Citigroup, Inc.                                  3.9
 (banking)
Intel Corp.                                      3.8
 (electronics)
Dell Inc.                                        3.8
 (computer hardware)
Amgen, Inc.                                      3.3
 (pharmaceuticals)
Veritas Software Corp.                           3.1
 (computer software)
Harley-Davidson, Inc.                            3.0
 (automotive and transport)
Comcast Corp. Special Class A                    3.0
 (telecommunications)
-----------------------------------------------------
Top Ten                                         37.4%
-----------------------------------------------------

----------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
----------------------------------------------------------------------
R-Squared             0.95                 1.00    0.87          1.00
Beta                  1.14                 1.00    1.40          1.00
----------------------------------------------------------------------

The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                 COMPARATIVE         BROAD
                                   FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                3%                   2%            3%
Consumer Discretionary              14                   18            16
Consumer Staples                     5                    9             7
Financial Services                  21                   11            22
Health Care                         25                   24            13
Integrated Oils                      0                    0             3
Other Energy                         0                    1             2
Materials & Processing               0                    1             4
Producer Durables                    2                    4             4
Technology                          25                   23            15
Utilities                            3                    1             7
Other                                1                    6             4
Cash Investments                     1%                   0%            0%
--------------------------------------------------------------------------------

---------------------------------------
INVESTMENT FOCUS

MARKET CAP                        LARGE
STYLE                            GROWTH
---------------------------------------

*Russell 1000 Growth Index.
**Wilshire 5000 Index.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index or by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 8/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


U.S. GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1993-AUGUST 31, 2003

             US GROWTH        WILSHIRE           RUSSELL        AVERAGE
         FUND INVESTOR            5000       1000 GROWTH      LARGE-CAP
                SHARES           INDEX             INDEX   GROWTH FUND*

199308           10000           10000             10000          10000
199311           10177           10021             10134          10039
199402           10477           10287             10356          10489
199405           10353           10013             10052          10017
199408           10698           10477             10651          10451
199411           10546           10060             10409          10062
199502           11409           10831             11262          10586
199505           12539           11778             12258          11488
199508           13131           12777             13275          12758
199511           14756           13688             14436          13471
199602           15869           14534             15279          14151
199605           16582           15468             16250          14925
199608           16451           14977             15714          14434
199611           19091           17055             18233          16574
199702           19842           17757             19000          16981
199705           21327           18967             20549          18193
199708           21799           20560             21899          19718
199711           23150           21737             23068          20438
199802           26063           23880             25831          22812
199805           27356           24697             26459          23602
199808           24851           21109             23707          20945
199811           30262           25683             29678          25672
199902           32956           27304             32690          29334
199905           32736           29066             33397          29955
199908           34140           29315             35165          31182
199911           37552           31381             39024          35106
200002           38788           33087             43070          40693
200005           38835           32067             41743          37810
200008           45504           35179             46931          43493
200011           32996           29546             34514          33144
200102           26123           28264             29665          28802
200105           25287           28815             29342          28981
200108           20898           26178             25661          25243
200111           21897           26302             26646          25415
200202           19274           25898             25042          23534
200205           17669           25410             23218          22791
200208           15029           21845             19971          19546
200211           15203           22434             20603          19579
200302           13609           20308             18628          17540
200305           15430           23579             21395          20528
200308           16340           25093             22782          21979
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED AUGUST 31, 2003
                                      ------------------------------ FINAL VALUE
                                      ONE         FIVE        TEN   OF A $10,000
                                     YEAR        YEARS      YEARS     INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Investor Shares     8.73%       -8.04%      5.03%       $16,340
Wilshire 5000 Index                 14.87         3.52       9.64         25,093
Russell 1000 Growth Index           14.08        -0.79       8.58         22,782
Average Large-Cap Growth Fund*      12.45         0.97       8.19         21,979
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                      ONE           SINCE          OF A $250,000
                                     YEAR     INCEPTION**             INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Admiral Shares      8.95%         -14.18%              $182,763
Wilshire 5000 Index                 14.87           -4.22                228,867
Russell 1000 Growth Index           14.08           -8.54                208,218
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1993-AUGUST 31, 2003

                       U.S. GROWTH FUND          RUSSELL 1000
                       INVESTOR SHARES           GROWTH INDEX

1994                          7.0                     6.5
1995                         22.8                    24.6
1996                         25.3                    18.4
1997                         32.5                    39.4
1998                         14.0                     8.3
1999                         37.4                    48.3
2000                         33.3                    33.5
2001                        -54.1                   -45.3
2002                        -28.1                   -22.2
2003                          8.7                    14.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                           INCEPTION      ONE     FIVE  ------------------------
                                DATE     YEAR    YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
 Investor Shares            1/6/1959   -3.08%  -11.80%     3.82%    0.79%  4.61%
 Admiral Shares            8/13/2001   -2.89   -17.61*       --       --     --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2003

                                     ONE YEAR        FIVE YEARS       TEN YEARS
                                    --------------------------------------------
U.S. GROWTH FUND INVESTOR SHARES
 Returns Before Taxes                   8.73%            -8.04%           5.03%
 Returns After Taxes on Distributions   8.59             -9.36            3.66
 Returns After Taxes on Distributions
   and Sale of Fund Shares              5.65             -6.33            4.27
--------------------------------------------------------------------------------

ABOUT YOUR FUND EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended August 31, 2003. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                      FUND      COST OF $10,000       PEER GROUP
                             EXPENSE RATIO   INVESTMENT IN FUND    EXPENSE RATIO
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares                    0.55%                  $57            1.57%
  Admiral Shares                     0.37                    39            1.57
--------------------------------------------------------------------------------
The funds do not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.


You can find more information about a fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 8/13/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S.GROWTH FUND                              SHARES                        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.5%)
--------------------------------------------------------------------------------
AUTO & Transportation (3.0%)
  Harley-Davidson, Inc.                   4,246,700                $     211,571
                                                                   -------------

CONSUMER DISCRETIONARY (13.7%)
  Viacom Inc. Class B                     3,883,174                      174,743
  Wal-Mart Stores, Inc.                   2,661,200                      157,463
  Avon Products, Inc.                     2,322,400                      148,866
* Bed Bath & Beyond, Inc.                 2,919,200                      125,613
* eBay Inc.                               1,788,400                       99,042
  Lowe's Cos., Inc.                       1,692,700                       92,862
* Kohl's Corp.                            1,149,600                       72,712
* Electronic Arts Inc.                      530,170                       47,583
* EchoStar Communications
    Corp. Class A                           966,100                       35,649
                                                                   -------------
                                                                   $     954,533
                                                                   -------------

CONSUMER STAPLES (4.7%)
  The Procter & Gamble Co.                1,768,000                      154,329
  Colgate-Palmolive Co.                   1,494,000                       82,588
  Anheuser-Busch Cos., Inc.                 945,400                       48,726
  Walgreen Co.                            1,142,890                       37,224
                                                                   -------------
                                                                   $     322,867
                                                                   -------------

FINANCIAL SERVICES (21.0%)
  American International
    Group, Inc.                           4,889,852                      291,288
  Citigroup, Inc.                         6,215,700                      269,451
  Morgan Stanley                          3,797,070                      185,259
  Fannie Mae                              2,528,300                      163,809
  MBNA Corp.                              6,954,800                      162,325
  First Data Corp.                        2,745,400                      105,423
  Merrill Lynch & Co., Inc.               1,589,595                       85,488
  The Goldman Sachs Group, Inc.             934,900                       82,729
* Affiliated Computer
    Services, Inc. Class A                  773,800                       38,388
  Bank One Corp.                            867,100                       34,224
  Progressive Corp. of Ohio                 370,500                       26,209
  Willis Group Holdings Ltd.                709,300                       20,563
                                                                   -------------
                                                                   $   1,465,156
                                                                   -------------

HEALTH CARE (24.7%)
BIOTECH RESEARCH & PRODUCTION (3.3%)
* Amgen, Inc.                             3,463,950                $     228,274
                                                                   -------------

DRUGS & Pharmaceuticals (10.7%)
  Pfizer Inc.                            10,334,200                      309,199
  Johnson & Johnson                       4,184,760                      207,480
* Forest Laboratories, Inc.               1,847,100                       86,814
  Allergan, Inc.                          1,075,300                       85,443
  Wyeth                                   1,168,600                       50,075
* Gilead Sciences, Inc.                     106,500                        7,104

ELECTRONICS--MEDICAL SYSTEMS (2.4%)
  Medtronic, Inc.                         3,414,600                $     169,296
                                                                   -------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S.GROWTH FUND                              SHARES                        (000)
--------------------------------------------------------------------------------
HEALTH & Personal Care (1.0%)
* Express Scripts Inc.                    1,069,540                $      69,317

HEALTH CARE FACILITIES (1.6%)
  Health Management Associates Class A    4,962,400                      110,562

HEALTH CARE MANAGEMENT SERVICES (3.5%)
* WellPoint Health Networks Inc. Class A  1,988,700                      155,119
  UnitedHealth Group Inc.                 1,806,000                       89,271

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.2%)
* Boston Scientific Corp.                 1,204,900                       72,414
  Stryker Corp.                             664,700                       50,384
  Alcon, Inc.                               590,860                       30,872
                                                                   -------------
                                                                   $   1,721,624
                                                                   -------------
PRODUCER DURABLES (2.0%)
  Danaher Corp.                           1,210,000                       93,472
  Centex Corp.                              376,100                       28,365
  Lennar Corp. Class A                      304,500                       20,478
                                                                   -------------
                                                                   $     142,315
                                                                   -------------
TECHNOLOGY (25.2%)
 Communications Technology (4.4%)
* Cisco Systems, Inc.                     9,748,900                      186,691
* Juniper Networks, Inc.                  7,059,700                      121,568

COMPUTER SERVICES SOFTWARE & Systems (10.2%)
  Microsoft Corp.                        12,985,260                      344,369
* Veritas Software Corp.                  6,303,500                      217,345
* Symantec Corp.                          1,865,600                      107,141
* Intuit, Inc.                              901,710                       40,866

COMPUTER TECHNOLOGY (3.8%)
* Dell Inc.                               8,070,475                      263,340


ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.8%)
  Intel Corp.                             9,326,100                      266,913
  Linear Technology Corp.                 2,056,300                       84,761
  Maxim Integrated Products, Inc.         1,557,491                       69,947
* Altera Corp.                            2,154,600                       48,349
                                                                   -------------
                                                                   $   1,751,290
                                                                   -------------

UTILITIES (3.3%)
* Comcast Corp. Special Class A           7,333,940                      207,991
* Cox Communications, Inc. Class A          661,500                       21,644
                                                                   -------------
                                                                   $     229,635
                                                                   -------------

OTHER (1.9%)
  General Electric Co.                    4,433,100                $     131,087
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $7,077,287)                              $   6,930,078
-------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.05%, 9/2/2003                           $48,985                      48,985
  1.06%, 9/2/2003--Note G                    10,989                      10,989
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $59,974)                    $     59,974
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (Cost $7,137,261)                       $  6,990,052
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     24,360
Liabilities--Note G                                                     (50,707)
                                                                   -------------
                                                                   $    (26,347)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $  6,963,705
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
AT AUGUST 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                    $ 14,453,186
Undistributed Net Investment Income                                       2,467
Accumulated Net Realized Losses                                      (7,344,739)
Unrealized Depreciation                                                (147,209)
--------------------------------------------------------------------------------
NET ASSETS                                                         $  6,963,705
================================================================================
Investor Shares--Net Assets
Applicable to 420,870,921 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                    $  5,892,478
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                        $      14.00
================================================================================
Admiral Shares--Net Assets
Applicable to 29,529,003 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                    $  1,071,227
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                         $      36.28
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. GROWTH FUND
                                                      YEAR ENDED AUGUST 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $     51,266
  Interest                                                                1,030
  Security Lending                                                          157
--------------------------------------------------------------------------------
    Total Income                                                   $     52,453
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               9,035
  Performance Adjustment                                                 (1,362)
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      21,434
    Admiral Shares                                                        2,370
  Marketing and Distribution
    Investor Shares                                                         926
    Admiral Shares                                                          134
Custodian Fees                                                              126
Auditing Fees                                                                13
Shareholders' Reports and Proxies
    Investor Shares                                                         400
    Admiral Shares                                                            5
Trustees' Fees and Expenses                                                  12
--------------------------------------------------------------------------------
    Total Expenses                                                       33,093
    Expenses Paid Indirectly--Note D                                     (3,086)
--------------------------------------------------------------------------------
    Net Expenses                                                         30,007
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,446
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD               (1,064,662)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                         $  1,601,726
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $    559,510
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         U.S. GROWTH FUND
                                                   -----------------------------
                                                        YEAR ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                                          2003             2002
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $    22,446     $     18,426
  Realized Net Gain (Loss)                          (1,064,662)      (1,793,791)
  Change in Unrealized Appreciation (Depreciation)   1,601,726         (873,403)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                         559,510       (2,648,768)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                    (17,640)         (17,699)
    Admiral Shares                                      (4,869)          (2,255)
Realized Capital Gain
    Investor Shares                                         --               --
    Admiral Shares                                          --               --
--------------------------------------------------------------------------------
  Total Distributions                                  (22,509)         (19,954)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
    Investor Shares                                    (36,645)      (1,851,046)
    Admiral Shares                                     (77,590)       1,117,289
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions                                      (114,235)        (733,757)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            422,766       (3,402,479)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                6,540,939        9,943,418
--------------------------------------------------------------------------------
  End of Period                                    $ 6,963,705     $  6,540,939
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


U.S. GROWTH FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                   ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003              2002        2001       2000        1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.92          $  18.00    $  49.26   $  38.92    $  30.36
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .040              .031        .039        .10        .21
-------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       1.082            (5.075)    (23.799)     12.47      10.85
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.122            (5.044)    (23.760)     12.57      11.06
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.042)            (.036)      (.050)      (.21)      (.19)
  Distributions from Realized Capital Gains                 --                --      (7.450)     (2.02)     (2.31)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.042)            (.036)     (7.500)     (2.23)     (2.50)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  14.00          $  12.92    $  18.00   $  49.26    $  38.92
===================================================================================================================

TOTAL RETURN                                             8.73%           -28.09%     -54.07%     33.29%      37.38%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $  5,892          $  5,472    $  9,681   $ 22,331    $16,007
  Ratio of Total Expenses to Average Net Assets          0.55%             0.50%       0.44%      0.38%      0.39%
  Ratio of Net Investment Income to Average Net Assets   0.32%             0.20%       0.13%      0.24%      0.59%
  Portfolio Turnover Rate                                  47%               53%        135%        76%        49%
===================================================================================================================

U.S. GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                    YEAR ENDED
                                                    AUGUST 31,       AUG. 13* TO
                                                -------------------     AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003        2002          2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $33.46      $46.59       $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .164        .168         .022
  Net Realized and Unrealized Gain (Loss)
    on Investments                               2.811     (13.167)      (3.432)
--------------------------------------------------------------------------------
    Total from Investment Operations             2.975     (12.999)      (3.410)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.155)      (.131)          --
  Distributions from Realized Capital Gains         --          --           --
--------------------------------------------------------------------------------
    Total Distributions                          (.155)      (.131)          --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                  $36.28      $33.46       $46.59
================================================================================

TOTAL RETURN                                     8.95%     -27.99%       -6.82%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $  1,071    $  1,069     $    262
  Ratio of Total Expenses to Average Net Assets  0.37%       0.36%      0.38%**
  Ratio of Net Investment Income to
    Average Net Assets                           0.50%       0.37%      0.35%**
  Portfolio Turnover Rate                          47%         53%         135%
================================================================================
*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Russell 1000 Growth Index. For the year ended August 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before a decrease of $1,362,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2003, the fund had contributed capital of $1,178,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.18% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2003, these arrangements reduced expenses by $3,086,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund's capital loss carryforward, for tax purposes. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. The fund realized gains on the sale of these securities through August 31, 2002, and subsequently during the year ended August 31, 2003, of $347,099,000 and $309,008,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. The remaining difference of $256,384,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' costs for financial statement purposes and for tax purposes is reflected in unrealized depreciation.

For tax purposes, at August 31, 2003, the fund had $17,037,000 of ordinary income available for distribution. The fund had available realized losses of $7,087,673,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, and $929,011,000 through August 31, 2012.

At August 31, 2003, net unrealized depreciation of investment securities for tax purposes was $403,593,000, consisting of unrealized gains of $444,713,000 on securities that had risen in value since their purchase and $848,306,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2003, the fund purchased $2,954,500,000 of investment securities and sold $3,040,533,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at August 31, 2003, was $10,620,000, for which the fund held cash collateral of $10,989,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------
                                                                     2003                        2002
                                                        --------------------------      -----------------------
                                                         AMOUNT             SHARES       AMOUNT         SHARES
                                                          (000)              (000)        (000)          (000)
---------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                                             $1,226,990             97,854   $1,605,407         97,397
  Issued in Lieu of Cash Distributions                   17,225              1,395       17,249            902
  Redeemed                                           (1,280,860)          (101,975)  (3,473,702)      (212,581)
                                                     -----------------------------------------------------------
    Net Increase (Decrease)--Investor Shares            (36,645)            (2,726)  (1,851,046)      (114,282)
                                                     -----------------------------------------------------------
ADMIRAL SHARES
  Issued                                                347,808             10,762    1,310,737         31,332
  Issued in Lieu of Cash Distributions                    4,667                146        2,167             44
  Redeemed                                             (430,065)           (13,311)    (195,615)        (5,077)
                                                     -----------------------------------------------------------
    Net Increase (Decrease)--Admiral Shares             (77,590)            (2,403)   1,117,289         26,299
---------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD U.S. GROWTH FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 7, 2003


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

     Use our Planning & Advice and Research Funds & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap. invest and manage accounts with ease

LOG ON TO VANGUARD.COM TO:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

FIND OUT WHAT VANGUARD.COM CAN DO FOR YOU. LOG ON TODAY!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or VISIT VANGUARD.COM. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
executive officers*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                  MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[PICTURE OF SHIP]
[THE VANGUARD GROUP(R)LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q230 102003

VANGUARD(R) INTERNATIONAL GROWTH FUND

AUGUST 31, 2003

[GRAPHIC]
ANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's Chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------

CONTENTS

 1 letter from the chairman
 7 advisor's report
10 fund profile
12 glossary of investment terms
13 performance summary
15 fund's after-tax returns
16 about your fund expenses
17 financial statements

SUMMARY

- The Investor Shares of Vanguard International Growth Fund returned 9.6% during the 12 months ended August 31, well ahead of the average return of international mutual funds.

- The fund's strong returns reflected a surge in world stock markets during the second half of the fiscal year.

- In February, International Growth Fund's board of trustees added a second investment advisor, Baillie Gifford Overseas Ltd., to the fund's management team. The addition does not affect the fund's characteristics or its investment objective.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH
VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard International Growth Fund's performance during its 2003 fiscal year was similar to that of the world equity markets--poor early on but exceptionally strong in the second half, benefiting from a surge in early spring that affected stock markets around the globe.

As shown in the adjacent table, the 9.6% return of the fund's Investor Shares (+9.8% for its Admiral Shares) was well ahead of the average result of international mutual funds. Among the factors that contributed to the fund's success during the 12 months ended August 31 were the strong returns in emerging markets, the solid gains in some retailing and technology companies, and our main investment advisor's excellent management of currency fluctuations.

[PICTURES OF JOHN J. BRENNAN]

----------------------------------------------------
2003 TOTAL RETURNS                 FISCAL YEAR ENDED
                                           AUGUST 31
----------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
  Investor Shares                               9.6%
  Admiral Shares                                9.8
MSCI EAFE Index                                 9.1
Average International Fund*                     7.5
MSCI All Country World Index Free ex USA       12.2
----------------------------------------------------
*Derived from data provided by Lipper Inc.

The components of your fund's total returns--per-share distributions and change in net asset value--appear in the table on page 6. If you hold Vanguard International Growth Fund in a taxable account, you may wish to review the information about your fund's after-tax performance, which appears in the table on page 15.

DISMAL AT THE START, WORLD STOCK MARKETS PERKED UP

In the year ended August 31, 2003, the returns of stock markets across the globe bounced up and down during the first several months, sunk early in calendar 2003, and then stormed ahead beginning in early spring.

Slumping economies, weak corporate profits, and growing geopolitical tensions weighed heavily on world stock markets at the onset of the period. However, following the successful conclusion of major combat operations in Iraq, a more upbeat mood began to permeate the marketplace. Stock prices began to rebound as corporate earnings reports improved and the U.S. economy showed signs of a recovery.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

U.S. investors were rewarded with good returns in many international markets, although stock performance was only part of the story. The weakening of the U.S. dollar by almost 10% relative to the euro and the Japanese yen transformed results that were mediocre by local-currency standards into strong dollar-denominated returns.

The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 14.9% for the fiscal year. Technology and other growth-oriented stocks, which had sustained massive losses during the past few years, were among the most impressive gainers. The market's smaller stocks outpaced larger issues, demonstrating investors' renewed appetite for risk.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2003
                                                   -----------------------------
                                                    ONE          THREE      FIVE
                                                   YEAR          YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
  ex USA (International)                          12.2%         -10.0%      1.1%
Russell 1000 Index (Large-caps)                   12.9          -11.4       3.1
Russell 2000 Index (Small-caps)                   29.1           -1.2       9.5
Wilshire 5000 Index (Entire market)               14.9          -10.7       3.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.4%           8.2%      6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                        3.1            6.5       5.3
Citigroup 3-Month Treasury Bill Index              1.3            2.9       3.8
================================================================================
CPI
Consumer Price Index                               2.2%           2.2%      2.5%
--------------------------------------------------------------------------------

In the fixed income arena, the theme was low--and declining--interest rates. In Europe, both the Bank of England and the European Central Bank cut their targets for short-term interest rates during the period. At the end of August, the European Central Bank's target for short-term rates (the minimum bid rate on the main refinancing operations) stood at 2.0%, and the Bank of England's target (the repo rate) stood at 3.5%. The U.S. Federal Reserve Board lowered its target for the federal funds rate (the interest rate charged for overnight loans between banks) to 1.0%, its lowest level in 45 years. The Bank of Japan's target for short-term interest rates (the discount rate, or the interest rate on the bank's loans to other banks) remained a nearly invisible 0.1%.

STRONG SECOND HALF RESULTED IN SOLID FISCAL-YEAR RETURNS

Vanguard International Growth Fund's fiscal-year return of 9.6% for its Investor Shares reflects a remarkable turnaround from its dismal start. During the first six months of the period, the fund returned -11.0%. However, from the end of February through August 31, the fund's return was a remarkable 23.2%.

Broadly, the fund benefited from a stock market surge that kicked in during early spring. Many markets in Europe and the Pacific region followed the lead of the United States, where positive economic signals and strengthening corporate profits led to a stock market upswing.

-------------------------------------------------------
FUND ASSETS MANAGED                     AUGUST 31, 2003
                                -----------------------
                                $ MILLION    PERCENTAGE
-------------------------------------------------------
Schroder Investment Management
  North America Inc.               $5,072           78%
Baillie Gifford Overseas Ltd.       1,300           20
Cash Investments*                     130            2
-------------------------------------------------------
Total                              $6,502          100%
-------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks; each advisor also may maintain a modest cash position.

Specifically, the fund's commitment to emerging markets, which averaged about 15% of assets during the period, helped performance, as did the decision by Schroder Investment Management North America, our main advisor, to hedge its exposure to the Japanese yen. (Schroder shifted from yen to euros, protecting the portfolio against the yen's decline.)

Japanese stocks, as a group, suffered during most of the period but recovered in the summer, aiding performance. In terms of broad industry groups, our advisors' selections among retailers and technology companies helped most during the six months. Vodafone Group made a strong advance, and drug company AstraZeneca Group and home-improvement retailer Kingfisher registered big gains. Finally, the fund's underweighted position in energy stocks boosted performance relative to the average peer and broad international stock indexes.

On the negative side, insurance giant ING Groep, which one year ago accounted for nearly 6% of fund assets, struggled mightily and has since been eliminated from the portfolio.

See the Advisor's Report on page 7 for more details about the fund's performance.

Since early February, the fund's assets have been managed by two investment advisors, who independently select securities for the fund. The addition of Baillie Gifford Overseas Ltd. does not change the fund's investment objective. Schroder, which currently manages more than three-quarters of the International Growth Fund's assets, has served as investment advisor to the fund since its inception in 1981. The table on page 3 provides a breakdown of the fund's assets managed by each advisor.

SOLID 2003 ADDS TO FUND'S DISTINGUISHED HISTORY

The fund's strong performance during the past 12 months--both in absolute terms and relative to competing funds--was consistent with its excellent long-term results. The adjacent table shows that over the ten years ended August 31, 2003, Vanguard International Growth Fund returned an annualized 5.0%, nearly 2 percentage points ahead of the average return of international mutual funds. This impressive margin led to a significant difference in wealth over the decade. A hypothetical $10,000 invested in Vanguard International Growth Fund would have grown to more than $16,000 in the ten-year period. The same investment in the average competitor would have increased to about $13,600.

-------------------------------------------------------
TOTAL RETURNS                           TEN YEARS ENDED
                                        AUGUST 31, 2003
-------------------------------------------------------
                            AVERAGE      FINAL VALUE OF
                             ANNUAL           A $10,000
                             RETURN  INITIAL INVESTMENT
-------------------------------------------------------
INTERNATIONAL GROWTH FUND
  INVESTOR SHARES              5.0%             $16,237
MSCI EAFE Index                2.4               12,647
Average International Fund     3.1               13,589
MSCI All Country World
  Index Free ex USA            2.8               13,241
-------------------------------------------------------

As you may know, the fund's ten-year performance record is made up of periods of both terrific gains and disappointing declines. Vanguard International Growth Fund's long-term success is testament to the power of a sound investment strategy applied during good markets and bad. Throughout the fund's history, shareholders have benefited not only from the fund's excellent investment management but also from its low operating costs. In 2003, Vanguard International Growth Fund's operating expenses amounted to 0.69% of average net assets for the Investor Shares and 0.51% for the Admiral Shares. The average competitor's expenses consumed a full 1.70% of average net assets.

Because expenses directly reduce the return that investors receive, this difference works to the advantage of our shareholders year after year, and especially over the long run.

TIMELESS PRINCIPLES AMID PERSISTENT CHANGE

Since early 2000, the financial markets have followed trajectories unfamiliar to most market participants. Stocks endured one of the longest and deepest declines in financial history, while the yields of fixed income securities dropped to levels not seen in a generation. In recent months, though, the cycles seem to have turned: Many stocks have produced exceptional returns, and interest rates have begun to rise.

These events are no more than extreme manifestations of the uncertainty that always rules the financial markets. At Vanguard, we believe that the best approach to this uncertainty is faithful use of the time-tested investment principles: balance, diversification, and low costs. A balance among stocks, bonds, and money market funds allows you to pursue growth of capital while securing some protection from the markets' inevitable downturns. In any asset mix, low costs are key to ensuring that you reap the maximum possible share of the financial markets' rewards.

Vanguard International Growth Fund can be an important component of your equity allocation, providing exposure to markets outside of the United States and to the talents of an excellent investment management team.

Thank you for entrusting your assets to us.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 12, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2002-AUGUST 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                   STARTING         ENDING       INCOME  CAPITAL
                                SHARE PRICE    SHARE PRICE    DIVIDENDS    GAINS
--------------------------------------------------------------------------------
International Growth Fund
  Investor Shares                    $12.97         $14.01       $0.180   $0.000
  Admiral Shares                      41.27          44.57        0.645    0.000
--------------------------------------------------------------------------------

ADVISOR'S REPORT

In fiscal 2003, the Investor Shares of Vanguard International Growth Fund returned 9.6%. This compared with a 7.5% rise in the average international fund and a 9.1% rise in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

THE INVESTMENT ENVIRONMENT

When I wrote to you six months ago, stock markets in most countries were at their worst. However, in the ensuing months, many markets performed well; only the Asian markets continued to fall under the deadly influence of the SARS (Severe Acute Respiratory Syndrome) epidemic, but even that pattern changed at the end of April. The Asian markets' subsequent rebound closed their performance gap with Western markets. We recognized the buying opportunity this delayed recovery offered and poured money into Japan, South Korea, and Taiwan.

In hindsight, it is evident that the recovery in global stock markets started in October in the United States, led by technology stocks. However, progress was impaired first by the war with Iraq and then by the SARS outbreak. Once again, it is the U.S. market and U.S. consumers that are leading the world out of recession. U.S. monetary and fiscal policy have played major roles, as has the U.S. dollar's weakness. Outside of the United States, economic recovery has been very tentative, both because the monetary and fiscal responses have been much weaker and because many currencies have strengthened relative to the dollar--a disadvantage to exporters, especially in Europe.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The advisor believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

Surging economic growth in China has been a major support to the Asian economies. This has benefited a range of industries, notably basic materials like steel and commodities. But these industries are not the natural province of the International Growth Fund, which benefits more from the indirect effects of such booms. For example, we have bought domestic-demand plays in South Korea (Shinsegae, a department store, and insurer Samsung Fire & Marine) and cyclical companies in Japan that have distinctive products, like capital goods and autos. Purchases there included Toyota, SMC, and Mitsubishi Electric.

Another feature of the fiscal year was the dramatic recovery in companies with parlous balance sheets and volatile earnings. Again, such companies are not natural inhabitants of our portfolio, as we have always sought quality and stability. So the result that we achieved during the year came despite a very difficult environment for the fund's style of investing. We managed to make money by being broadly in the right markets, the right sectors, and the right currencies--but not in the stocks that performed best.

OUR SUCCESSES

During the year, we had about 10% to 15% of our portion of the portfolio in emerging markets, mostly in Asia, as part of a long-term strategy focused particularly on technology companies. But, as mentioned above, we have tactically invested in a range of more locally oriented stocks since the turn in world markets. This includes several new holdings in India. On average, these investments rose 25% during the year.

I should update you on Samsung Electronics, the fund's largest holding, which six months ago I highlighted as having fallen steeply. We held on tightly to our position and have enjoyed a 60% recovery. For the fiscal year, the stock was up 40%.

Japan remained depressed for much of the year, but as noted earlier, we took advantage of the prime investment opportunity there and increased our exposure from a very underweight position relative to the MSCI EAFE Index, enabling our holdings to enjoy a strong recovery since May.

Two long-standing policies of the portfolio also benefited performance. First, we added a lot of value by hedging the risk of a depreciating yen into the euro, the only currency (including the U.S. dollar) that we expected would be safe. Significantly, we stopped hedging as the euro reached its peak, and we locked in a good profit. Second, despite higher-than-expected oil prices and the war in Iraq, we held to our negative view on oil stocks. We were correct: Oil stocks underperformed by some 13% as a group.

OUR FAILURES

First among our setbacks, several large, well-known companies that had been teetering on the edge of insolvency a year ago rescued themselves, and their share prices more than doubled. Sadly, we held none of them.

Second, we had almost no exposure to Australia and Canada in our portion of the portfolio. The currencies of both countries, which have strong resource-based economies, soared during the period. And South Africa, where we have no exposure, enjoyed a currency that was stronger still.

Third, we sold several stocks during the markets' deterioration that, in retrospect, we should have either kept faith with or waited to sell after the markets recovered. Most obviously, we sold all of our portfolio's shares in its largest holding of a year ago, ING Groep, a Dutch-based insurance company. We did not lose confidence in the company, but the risk of a market collapse devastating its balance sheet became too great for us. The stock has subsequently recovered to a little above our average selling price.

THE FUND'S POSITIONING

The fund is not positioned for a strong global economic recovery. We now have our highest exposure ever in emerging markets--about 15% of the assets we manage. This reflects our conviction that, owing to their lower cost bases, Asian-based companies in particular will gain market share from their Western competitors.

In previous reports I have emphasized that our Japanese investments are quality companies with strong balance sheets and, for the most part, relatively good pricing power. These companies are also more willing to restructure than are typical Japanese companies. Companies that have these characteristics will fare best if the incipient Japanese economic recovery, which has ridden mostly on exports to the United States and China, does not extend broadly or in a sustained manner into the domestic economy. We have 18% of our portfolio's assets in Japan.

About 60% of our portfolio is invested in European companies. As holds true for the fund as a whole, the key to our success in this region is as much a matter of companies and sectors selected as of individual country weightings. Many of our European stocks performed relatively poorly in the past year, but against a background of continued improvement in profits. Large, high-quality companies look comparatively cheap now, and given the portfolio's clear bias toward such firms in both Europe and Japan, we look forward to a relatively strong performance from such companies in the year ahead.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

SEPTEMBER 12, 2003

FUND PROFILE

As of 8/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 12.

INTERNATIONAL GROWTH FUND
-------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                               COMPARATIVE        BROAD
                       FUND         INDEX*      INDEX**
-------------------------------------------------------
Number of Stocks        194          1,006        1,740
Turnover Rate           59%             --           --
Expense Ratio                           --           --
  Investor Shares     0.69%
  Admiral Shares      0.51%
Cash Investments         3%             --           --
-------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Samsung Electronics Co., Ltd.                      4.0%
  (electronics)
Vodafone Group PLC                                 2.3
  (telecommunications)
Tesco PLC                                          2.2
  (retail)
Royal Bank of Scotland Group PLC                   2.2
  (banking)
Nestle SA (Registered)                             2.1
  (food, beverage and tobacco)
Allied Irish Banks PLC                             2.0
  (banking)
Toyota Motor Corp.                                 1.9
  (automotive and transport equipment)
Mitsui and Co., Ltd.                               1.8
  (energy and utilities)
Telecom Italia S.p.A.                              1.8
  (telecommunications)
Ricoh Co.                                          1.8
  (computer hardware)
-------------------------------------------------------
Top Ten                                           22.1%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.96                 1.00    0.96          1.00
Beta                             1.04                 1.00    1.02          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                                       COMPARATIVE         BROAD
                                         FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Consumer Discretionary                    18%                  13%           12%
Consumer Staples                           9                    9             8
Energy                                     2                    8             9
Financials                                24                   26            25
Health Care                                6                    9             8
Industrials                               11                    9             9
Information Technology                    16                    7             8
Materials                                  4                    7             8
Telecommunication Services                 6                    7             8
Utilities                                  1                    5             5
--------------------------------------------------------------------------------
Cash Investments                           3%                  --            --
--------------------------------------------------------------------------------

-------------------------------------------------------
ALLOCATION BY REGION

[PIE CHART APPEARS HERE]

EUROPE                                              60%
EMERGING MARKETS                                    13%
PACIFIC                                             24%
CASH INVESTMENTS                                     3%
-------------------------------------------------------


 *MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

-------------------------------------------------------
COUNTRY DIVERSIFICATION (% of portfolio)

                                 COMPARATIVE      BROAD
                           FUND       INDEX*    INDEX**
-------------------------------------------------------
EUROPE
United Kingdom              22%          26%        22%
France                      11            9          8
Switzerland                  7            7          6
Netherlands                  4            5          5
Germany                      3            6          5
Ireland                      3            1          1
Italy                        3            4          3
Sweden                       3            2          2
Finland                      2            2          2
Denmark                      1            1          1
Spain                        1            4          3
Belgium                      0            2          2
-------------------------------------------------------
Subtotal                    60%          69%        60%
-------------------------------------------------------
PACIFIC
Japan                       19%          23%        19%
Hong Kong                    3            2          2
Australia                    1            5          4
Singapore                    1            1          1
-------------------------------------------------------
Subtotal                    24%          31%        26%
-------------------------------------------------------
EMERGING MARKETS
South Korea                  6%          --          2%
Taiwan                       3           --          1
Brazil                       2           --          1
India                        1           --          0
Mexico                       1           --          1
Other Emerging Markets       0           --          4
-------------------------------------------------------
Subtotal                    13%          --          9%
-------------------------------------------------------
OTHER                        0%          --          5%
-------------------------------------------------------
Cash Investments             3%          --         --
-------------------------------------------------------
Total                      100%         100%       100%
-------------------------------------------------------


*MSCI EAFE Index.

**MSCI All Country World Index Free ex USA.

VISIT OUR WEBSITE AT VANGUARD.COM
FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

As of 8/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1993-AUGUST 31, 2003

[MOUNTAIN CHART APPEARS HERE]

FISCAL                                 AVERAGE
QUARTER           INTERNATIONAL  INTERNATIONAL      MSCI EAFE         MSCI AC WORLD
ENDED    GROWTH INVESTOR SHARES           FUND          INDEX     INDEX FREE EX USA
-----------------------------------------------------------------------------------
199308                    10000          10000          10000                 10000
199311                    10191          10129           9195                  9376
199402                    11642          11501          10663                 10856
199405                    11415          11242          10576                 10713
199408                    12044          11600          11085                 11334
199411                    11491          11057          10560                 10803
199502                    10839          10470          10189                 10232
199505                    12080          11243          11097                 11183
199508                    12497          11479          11140                 11250
199511                    12684          11624          11360                 11398
199602                    13519          12339          11906                 12012
199605                    14217          12889          12282                 12417
199608                    14086          12477          12016                 12136
199611                    15012          13313          12695                 12788
199702                    15239          13593          12291                 12635
199705                    16646          14440          13208                 13500
199708                    16317          14227          13104                 13390
199711                    15559          13963          12644                 12751
199802                    17148          15470          14194                 14170
199805                    17970          16486          14675                 14497
199808                    15830          14021          13086                 12524
199811                    17693          15395          14724                 14271
199902                    17820          15681          14896                 14417
199905                    18250          16257          15315                 15123
199908                    19264          17228          16445                 16245
199911                    20854          19504          17832                 17643
200002                    23881          21998          18687                 18770
200005                    22894          20085          17941                 17919
200008                    22863          20265          18016                 18167
200011                    20240          17741          16106                 15868
200102                    19852          17341          15421                 15337
200105                    18911          16486          14850                 14802
200108                    17264          14818          13629                 13572
200111                    16570          14181          13025                 13043
200202                    16365          14073          12493                 12736
200205                    17199          14897          13424                 13662
200208                    14812          12640          11591                 11799
200211                    14823          12429          11397                 11649
200302                    13177          11390          10312                 10657
200305                    15113          12868          11773                 12187
200308                    16237          13589          12647                 13241

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED AUGUST 31, 2003
                                                  -----------------------------        FINAL VALUE
                                                       ONE         FIVE     TEN       OF A $10,000
                                                      YEAR        YEARS   YEARS         INVESTMENT
--------------------------------------------------------------------------------------------------
International Growth Fund Investor Shares*           9.62%        0.51%   4.97%            $16,237
MSCI All Country World Index Free ex USA            12.22         1.12    2.85              13,241
MSCI EAFE Index                                      9.11        -0.68    2.38              12,647
Average International Fund**                         7.51        -0.62    3.11              13,589

                                                                                       FINAL VALUE
                                                        ONE             SINCE        OF A $250,000
                                                       YEAR        INCEPTION+           INVESTMENT
--------------------------------------------------------------------------------------------------
International Growth Fund Admiral Shares*             9.80%            -3.76%             $231,132
MSCI All Country World Index Free ex USA             12.22             -1.98               239,283
MSCI EAFE Index                                       9.11             -4.30               228,452
--------------------------------------------------------------------------------------------------

-------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%)
            AUGUST 31, 1993-AUGUST 31, 2003

               INTERNATIONAL
                 GROWTH FUND      MSCI EAFE
            INVESTOR SHARES*          INDEX
FISCAL YEAR     TOTAL RETURN   TOTAL RETURN
-------------------------------------------
       1993            21.1%          26.7%
       1994            20.4           10.8
       1995             3.8            0.5
       1996            12.7            7.9
       1997            15.8            9.1
       1998            -3.0           -0.1
       1999            21.7           25.7
       2000            18.7            9.6
       2001           -24.5          -24.4
       2002           -14.2            -15
       2003             9.6            9.1
-------------------------------------------

 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. **Derived from data provided by Lipper Inc.
 +August 31, 2001.
Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                      ONE       FIVE   -------------------------
                INCEPTION DATE       YEAR      YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
International Growth Fund*
  Investor Shares     9/30/1981    -6.75%     -2.93%     4.12%    1.31%    5.43%
  Admiral Shares      8/13/2001    -6.57     -6.90**       --       --       --
--------------------------------------------------------------------------------
 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. **Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income".

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2003

                                               ONE YEAR   FIVE YEARS   TEN YEARS
                                               ---------------------------------
INTERNATIONAL GROWTH FUND INVESTOR SHARES*
  Returns Before Taxes                            9.62%        0.51%       4.97%
  Returns After Taxes on Distributions            9.07        -0.46        4.05
  Returns After Taxes on Distributions
    and Sale of Fund Shares                       6.21         0.13        3.95
--------------------------------------------------------------------------------
*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended August 31, 2003. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                    FUND        COST OF $10,000       PEER GROUP
                           EXPENSE RATIO     INVESTMENT IN FUND    EXPENSE RATIO
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares                  0.69%                    $72            1.70%
  Admiral Shares                   0.51                      54            1.70
--------------------------------------------------------------------------------
The funds do not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.

You can find more information about a fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

As of 8/31/2003

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL GROWTH FUND                                   SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.5%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (1.2%)
  BHP Billiton Ltd.                                      2,654,600       18,780
  Commonwealth Bank of Australia                         1,000,000       18,155
  Westpac Banking Corp., Ltd.                            1,559,615       15,798
  National Australia Bank Ltd.                             447,700        9,009
  Foster's Group Ltd.                                    1,963,400        5,770
  Amcor Ltd.                                               886,300        5,180
  Woolworths Ltd.                                          635,000        4,833
                                                                     -----------
                                                                         77,525
                                                                     -----------
AUSTRIA (0.1%)
* Telekom Austria AG                                       812,000        8,478
                                                                     -----------
BELGIUM (0.3%)
  UCB SA                                                   417,000       11,084
  Groupe Bruxelles Lambert SA                              239,000       10,934
                                                                     -----------
                                                                         22,018
                                                                     -----------
BRAZIL (1.6%)
  Petrol Brasil Series A ADR                             1,630,021       33,252
  Itausa-Investimentos Itau SA                          18,181,000       17,377
  Companhia Vale do Rio Doce ADR                           500,000       17,065
  Brasil Telecom SA                                  3,298,100,000       15,204
  Companhia de Bebidas das Americas ADR                    470,000       10,429
  Tele Norte Leste Participacoes ADR                       528,000        6,869
                                                                     -----------
                                                                        100,196
                                                                     -----------
CHINA (0.2%)
  CNOOC Ltd.                                             5,727,000       10,721
  Legend Group Ltd.                                      4,552,000        1,955
                                                                     -----------
                                                                         12,676
                                                                     -----------
DENMARK (1.1%)
  ISS A/S                                                  825,000       35,130
  Novo Nordisk A/S B Shares                                722,000       25,620
  Danske Bank A/S                                          726,530       13,320
                                                                     -----------
                                                                         74,070
                                                                     -----------
FINLAND (1.7%)
  Nokia Oyj                                              6,881,078      112,718
                                                                     -----------
FRANCE (10.2%)
  L'Air Liquide SA (Registered)                            551,000       79,127
* Vivendi Universal SA                                   3,929,000       66,043
  PSA Peugeot Citroen                                    1,386,000       63,257
  BNP Paribas SA                                         1,189,000       59,240
  Thales SA                                              2,016,000       57,792
  Suez SA                                                3,370,000       53,168
  Societe Generale Class A                                 631,000       41,844
  Schneider Electric SA                                    709,000       38,283
  L'Oreal SA                                               520,870       36,199
  Publicis Groupe SA                                     1,018,000       29,820
  Accor SA                                                 651,000       25,366

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL GROWTH FUND                                   SHARES        (000)
--------------------------------------------------------------------------------
  Sanofi-Synthelabo SA                                     358,000       20,124
* Orange SA                                              2,150,490       19,951
* France Telecom SA                                        665,270       16,507
  LVMH Louis Vuitton Moet Hennessy                         273,000       16,410
  Pernod Ricard SA                                         174,175       14,945
  Vinci SA                                                 177,000       11,485
  Essilor International SA                                 250,490       10,176
* JCDecaux SA                                              230,000        3,061
                                                                     -----------
                                                                        662,798
                                                                     -----------
GERMANY (2.9%)
  Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)                           689,000       70,502
  BASF AG                                                  669,000       30,805
  SAP AG                                                   213,410       25,610
  Deutsche Boerse AG                                       435,500       21,053
  Porsche AG                                                43,120       18,369
  Bayerische Motoren Werke AG                              413,000       16,319
  Adidas-Salomon AG                                        105,420        8,828
                                                                     -----------
                                                                        191,486
                                                                     -----------
GREECE (0.1%)
  Greek Organization of Football Prognostics               601,481        7,158
                                                                     -----------
HONG KONG (3.4%)
  Swire Pacific Ltd. A Shares                           12,787,000       71,810
  Sun Hung Kai Properties Ltd.                           8,042,000       58,000
  Wharf Holdings Ltd.                                    8,046,000       18,879
  Johnson Electric Holdings Ltd.                        11,181,000       17,418
  Esprit Holdings Ltd.                                   6,660,000       16,566
  Television Broadcasts Ltd.                             3,878,833       16,362
  Hang Seng Bank Ltd.                                    1,000,000       11,091
  Cheung Kong Holdings Ltd.                                995,000        7,718
  Boc Hong Kong Holdings Ltd.                            4,535,500        5,815
                                                                     -----------
                                                                        223,659
                                                                     -----------
INDIA (0.7%)
*(3)Zee Telefilm Warrants Exp. 5/19/2006                 8,315,289       18,551
*(3)Housing Development Finance Corp.
      Warrants Exp. 2/10/2006                            1,752,000       18,438
*(3)State Bank of India Warrants Exp. 1/5/2006             654,729        6,233
*(3)State Bank of India Warrants Exp. 12/23/2005           414,955        3,975
                                                                     -----------
                                                                         47,197
                                                                     -----------
INDONESIA (0.3%)
  PT Gudang Garam Tbk                                    8,262,846        8,959
  PT Hanjaya Mandala Sampoerna Tbk                      17,200,000        8,210
                                                                     -----------
                                                                         17,169
                                                                     -----------
IRELAND (3.1%)
  Allied Irish Banks PLC                                 9,148,900      127,668
  Bank of Ireland                                        4,598,000       54,622
* Ryanair Holdings PLC ADR                                 392,650       16,605
                                                                     -----------
                                                                        198,895
                                                                     -----------
ITALY (2.5%)
* Telecom Italia SpA                                    50,081,285      117,668
  ENI SpA                                                1,836,300       27,741
  Riunione Adriatica di Sicurta SpA                      1,156,280       16,630
                                                                     -----------
                                                                        162,039
                                                                     -----------
ISRAEL (0.4%)
  Teva Pharmaceutical Industries Ltd. Sponsored ADR        440,100       25,839
                                                                     -----------
JAPAN (19.0%)
  Toyota Motor Corp.                                     4,393,500      121,247
  Mitsui & Co., Ltd.                                    18,655,000      119,112
  Ricoh Co.                                              6,227,000      114,742
  Takeda Chemical Industries Ltd.                        2,905,100      105,070
  Murata Manufacturing Co., Ltd.                         1,535,000       86,301
  East Japan Railway Co.                                    15,400       65,069
  Rohm Co., Ltd.                                           458,000       59,821
  Mabuchi Motor Co.                                        696,100       58,764
  Bridgestone Corp.                                      3,725,000       51,878
  Sumitomo Electric Industries Ltd.                      4,591,000       40,055
  Sankyo Co., Ltd.                                         815,400       26,695
  Nippon Television Network Corp.                          170,640       26,134
  Nippon Unipac Holding                                      5,700       26,087
  Yamanouchi Pharmaceuticals Co., Ltd.                     900,000       23,603
  SMC Corp.                                                211,600       23,539
  NTT DoCoMo, Inc.                                           8,489       21,826
  Konica Minolta Holdings, Inc.                          1,562,000       21,406
  Canon, Inc.                                              401,000       19,280
  Kyocera Corp.                                            289,900       18,634
  Kao Corp.                                                890,000       16,781
  Mitsui Sumitomo Insurance Co.                          2,773,000       16,565
  Mitsubishi Electric Corp.                              4,000,000       16,421
  NGK Spark Plug Co.                                     1,775,000       16,323
  Shin-Etsu Chemical Co., Ltd.                             401,300       15,752
  Keyence Corp.                                             73,600       15,372
  Omron Corp.                                              721,000       14,676
  Asahi Glass Co., Ltd.                                  1,911,000       13,430
  Japan Tobacco, Inc.                                        2,279       13,321
  Hirose Electric Co., Ltd.                                117,900       12,621
  Tokyu Corp.                                            3,340,000       11,651

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                            SHARES        (000)
--------------------------------------------------------------------------------
  Brother Industries Ltd.                                1,308,000       11,603
  Nippon Telegraph and Telephone Corp.                       2,547       11,220
  Fuji Photo Film Co., Ltd.                                304,000        9,119
  Alps Electric Co., Ltd.                                  535,000        9,097
                                                                     -----------
                                                                      1,233,215
                                                                     -----------
MEXICO (1.1%)
* Grupo Financiero BBVA Bancomer, SA de CV Class B      42,210,425       34,279
  Telefonos de Mexico SA Class L ADR                       805,000       24,400
  America Movil SA de CV Series L ADR                      681,000       15,663
                                                                     -----------
                                                                         74,342
                                                                     -----------
NETHERLANDS (4.0%)
  TPG NV                                                 3,380,000       63,086
  Aegon NV                                               4,942,920       61,215
  Unilever NV                                              524,000       29,168
  Wolters Kluwer NV                                      1,834,000       28,532
* Koninklijke Numico NV                                  1,331,573       25,833
  Verenigde Nederlandse Uitgeversbedrijven NV              582,590       18,102
* ASML Holding NV                                        1,009,000       15,897
  Reed Elsevier NV                                         898,300        9,902
  Oce NV                                                   694,166        8,947
                                                                     -----------
                                                                        260,682
                                                                     -----------
NEW ZEALAND (0.1%)
  Telecom Corp. of New Zealand Ltd.                      1,226,200        3,574
                                                                     -----------
RUSSIA (0.3%)
* OAO Lukoil Holding Sponsored ADR                         243,200       19,018
                                                                     -----------
SINGAPORE (1.0%)
  Singapore Press Holdings Ltd.                          2,830,486       30,196
  United Overseas Bank Ltd.                              2,854,000       20,678
  Great Eastern Holdings Ltd.                            1,234,000        7,251
  Venture Corporation Ltd.                                 582,000        6,707
                                                                     -----------
                                                                         64,832
                                                                     -----------
SOUTH AFRICA (0.2%)
  Sasol Ltd.                                               886,000       10,274
  Anglo American Platinum Corp.                            136,600        5,075
                                                                     -----------
                                                                         15,349
                                                                     -----------
SOUTH KOREA (6.0%)
  Samsung Electronics Co., Ltd.                            706,142      260,702
  Kookmin Bank                                             700,000       25,517
  Hyundai Motor Co. Ltd.                                   753,000       25,052
  Samsung Fire & Marine Insurance Co.                      445,000       24,549
  Koram Bank                                             1,950,000       19,694
  Shinsegae Co. Ltd.                                       100,000       17,738
  Shinhan Financial Group Ltd.                           1,000,000       13,579
(3)KT & G Corporation GDR                                  719,800        5,888
                                                                     -----------
                                                                        392,719
                                                                     -----------
SPAIN (1.0%)
  Bankinter SA                                           1,022,000       34,335
  Altadis SA                                               647,100       15,275
  Banco Popular Espanol SA                                 285,290       12,842
                                                                     -----------
                                                                         62,452
                                                                     -----------
SWEDEN (2.9%)
  Svenska Handelsbanken AB A Shares                      2,934,000       46,495
  Electrolux AB Series B                                 1,679,000       37,451
  Skandinaviska Enskilda Banken AB A Shares              3,614,000       34,579
  Assa Abloy AB                                          3,290,000       29,118
  Atlas Copco AB A Shares                                  712,790       21,312
* Telefonaktiebolaget LM Ericsson AB Class B            12,641,200       19,352
                                                                     -----------
                                                                        188,307
                                                                     -----------
SWITZERLAND (7.2%)
  Nestle SA (Registered)                                   619,000      134,803
  Credit Suisse Group (Registered)                       3,210,321      100,285
  Cie. Financiere Richemont AG                           2,344,000       44,854
  Zurich Financial Services AG                             321,000       41,256
  Adecco SA (Registered)                                   768,870       38,868
  Syngenta AG                                              559,000       30,733
  Novartis AG (Registered)                                 624,780       22,974
  Swiss Re (Registered)                                    312,080       19,163
  Holcim Ltd. (Registered)                                 432,550       17,141
  UBS AG                                                   310,360       16,742
                                                                     -----------
                                                                        466,819
                                                                     -----------
TAIWAN (2.6%)
  Taiwan Semiconductor Manufacturing Co., Ltd.          35,188,560       69,021
  Hon Hai Precision Industry Co., Ltd.                  12,417,600       51,258
  Acer Inc.                                             16,549,500       24,467
* Siliconware Precision Industries Co.                  27,092,000       22,525
                                                                     -----------
                                                                        167,271
                                                                     -----------
UNITED KINGDOM (22.3%)
  Vodafone Group PLC                                    81,176,000      148,623
  Tesco PLC                                             42,167,983      144,071
  Royal Bank of Scotland Group PLC                       5,701,600      141,952
  Compass Group PLC                                     15,729,000       87,140
  Kingfisher PLC                                        18,856,375       81,127
  GKN PLC                                               14,105,000       58,510
  BG Group PLC                                          13,048,000       56,292

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
INTERNATIONAL GROWTH FUND                                   SHARES        (000)
--------------------------------------------------------------------------------
* British Sky Broadcasting Group PLC                     4,988,000       52,230
  GlaxoSmithKline PLC                                    2,192,000       41,849
  Reckitt Benckiser PLC                                  2,215,000       41,693
  AstraZeneca Group PLC                                  1,078,000       41,435
  HBOS PLC                                               3,429,000       38,184
  IMI PLC                                                7,148,000       37,650
  Standard Chartered PLC                                 2,794,000       37,388
  Smith & Nephew PLC                                     5,725,472       36,769
  Bunzl PLC                                              4,751,000       34,569
  Enterprise Inns PLC                                    2,554,000       34,338
  Johnson Matthey PLC                                    1,791,562       27,814
  Provident Financial PLC                                2,638,000       26,663
  Dixons Group PLC                                      10,731,000       23,381
  Abbey National PLC                                     2,471,000       20,598
  Centrica PLC                                           7,179,000       20,184
  HSBC Holdings PLC                                      1,505,000       19,354
  Diageo PLC                                             1,790,000       19,196
  Reuters Group PLC                                      4,762,000       18,643
  Rexam PLC                                              2,759,000       17,882
* Kesa Electricals PLC                                   5,042,600       17,827
  Imperial Tobacco Group PLC                             1,027,000       16,050
  Barclays PLC                                           1,957,000       14,239
  Carnival PLC                                             429,030       13,946
  Cadbury Schweppes PLC                                  1,976,000       11,940
  Man Group PLC                                            588,000       11,421
  Aviva PLC                                              1,406,000       11,153
  British American Tobacco PLC                           1,069,000       10,805
  Capita Group PLC                                       2,434,000        9,288
  Debenhams PLC                                          1,295,587        8,863
* Celltech Group PLC                                     1,630,000        8,605
  LogicaCMG PLC                                          1,928,450        6,108
                                                                     -----------
                                                                      1,447,780
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $5,630,580)                                                   6,340,281
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.9%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)0.98%, 10/1/2003                                       $ 15,000       14,988
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.05%, 9/2/2003                                          166,618      166,618
  1.06%, 9/2/2003--Note G                                  524,353      524,353
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $705,959)                                                       705,959
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.4%)
  (Cost $6,336,539)                                                   7,046,240
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     30,169
Security Lending Collateral
  Payable to Brokers--Note G                                           (524,353)
Other Liabilities                                                       (50,211)
                                                                     -----------
                                                                       (544,395)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $6,501,845
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.7% and 8.7%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2003, the aggregate value of these securities was $53,085,000, representing 0.8% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

------------------------------------------------------------------
                                                           AMOUNT
                                                            (000)
------------------------------------------------------------------
AT AUGUST 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
Paid-in Capital                                        $7,116,320
Undistributed Net Investment Income                        75,076
Accumulated Net Realized Losses                        (1,399,749)
Unrealized Appreciation (Depreciation)
  Investment Securities                                   709,701
  Futures Contracts                                         6,034
  Foreign Currencies and Forward Currency Contracts        (5,537)
------------------------------------------------------------------
NET ASSETS                                             $6,501,845
==================================================================

Investor Shares--Net Assets
Applicable to 389,735,631 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                            $5,458,306
------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                 $14.01
==================================================================

Admiral Shares--Net Assets
Applicable to 23,415,624 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                            $1,043,539
------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $44.57
==================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                                     YEAR ENDED AUGUST 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                         $  122,298
  Interest                                                                4,654
  Security Lending                                                        2,571
--------------------------------------------------------------------------------
    Total Income                                                        129,523
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             7,728
    Performance Adjustment                                                  526
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    22,977
      Admiral Shares                                                      2,806
    Marketing and Distribution
      Investor Shares                                                       909
      Admiral Shares                                                        142
  Custodian Fees                                                          2,821
  Auditing Fees                                                              20
  Shareholders' Reports and Proxies
    Investor Shares                                                         385
    Admiral Shares                                                            6
  Trustees' Fees and Expenses                                                11
--------------------------------------------------------------------------------
    Total Expenses                                                       38,331
    Expenses Paid Indirectly--Note D                                     (1,849)
--------------------------------------------------------------------------------
    Net Expenses                                                         36,482
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    93,041
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (929,664)
  Futures Contracts                                                      18,928
  Foreign Currencies and Forward Currency Contracts                     162,329
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (748,407)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               1,287,507
  Futures Contracts                                                       6,034
  Foreign Currencies and Forward Currency Contracts                     (14,837)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      1,278,704
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  623,338
================================================================================
*Dividends are net of foreign withholding taxes of $8,334,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                                     ---------------------------
                                                              YEAR          YEAR
                                                             ENDED         ENDED
                                                     AUG. 31, 2003 AUG. 31, 2002
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $   93,041   $   86,037
  Realized Net Gain (Loss)                                (748,407)    (701,711)
  Change in Unrealized Appreciation (Depreciation)       1,278,704     (342,767)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                      623,338     (958,441)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                        (70,275)     (96,756)
    Admiral Shares                                         (14,773)     (12,361)
  Realized Capital Gain
    Investor Shares                                             --      (16,126)
    Admiral Shares                                              --       (2,021)
--------------------------------------------------------------------------------
    Total Distributions                                    (85,048)    (127,264)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                           80,206     (567,520)
  Admiral Shares                                            57,502      536,528
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                   137,708      (30,992)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                675,998   (1,116,697)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    5,825,847    6,942,544
--------------------------------------------------------------------------------
  End of Period                                         $6,501,845   $5,825,847
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL GROWTH FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003          2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.97        $15.41        $22.23        $19.75       $16.57
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .19           .19           .23           .26          .27
 Net Realized and Unrealized Gain (Loss) on Investments     1.03         (2.35)        (5.41)         3.38         3.29
------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           1.22         (2.16)        (5.18)         3.64         3.56
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.18)         (.24)         (.22)         (.26)        (.22)
 Distributions from Realized Capital Gains                    --          (.04)        (1.42)         (.90)        (.16)
------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.18)         (.28)        (1.64)        (1.16)        (.38)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $14.01        $12.97        $15.41        $22.23       $19.75
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              9.62%       -14.20%       -24.49%        18.68%       21.70%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $5,458        $4,930        $6,447       $10,144       $8,000
 Ratio of Total Expenses to Average Net Assets             0.69%         0.67%         0.61%         0.53%        0.58%
 Ratio of Net Investment Income to Average Net Assets      1.57%         1.28%         1.19%         1.26%        1.42%
 Portfolio Turnover Rate                                     59%           40%           48%           48%          37%
========================================================================================================================

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
===============================================================================================
                                                 YEAR ENDED      YEAR ENDED        AUG. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIODAUG. 31, 2003   AUG. 31, 2002      AUG. 31, 2001
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $41.27          $49.02             $50.00
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .681            .677                .07
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      3.264          (7.502)             (1.05)
-----------------------------------------------------------------------------------------------
 Total from Investment Operations                     3.945          (6.825)              (.98)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.645)          (.795)                --
 Distributions from Realized Capital Gains               --           (.130)                --
-----------------------------------------------------------------------------------------------
 Total Distributions                                  (.645)          (.925)                --
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $44.57          $41.27             $49.02
-----------------------------------------------------------------------------------------------
TOTAL RETURN**                                        9.80%         -14.12%             -1.96%
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $1,044            $895               $495
 Ratio of Total Expenses to Average Net Assets        0.51%           0.54%             0.54%+
 Ratio of Net Investment Income to Average Net Assets 1.76%           1.53%             2.50%+
 Portfolio Turnover Rate                                59%             40%                48%
===============================================================================================
 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
 +Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and, beginning February 6, 2003, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd. in February 2003, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index beginning December 1, 2003.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, before an increase of $526,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2003, the fund had contributed capital of $1,088,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses.

The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $1,844,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2003, the fund realized net foreign currency losses of $2,596,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2003, the fund had $88,217,000 of ordinary income available for distribution. The fund had available realized losses of $1,405,609,000 to offset future net capital gains of $233,177,000 through August 31, 2010, $709,774,000 through August 31, 2011, and $462,658,000 through August
31, 2012.

At August 31, 2003, net unrealized appreciation of investment securities for tax purposes was $709,701,000, consisting of unrealized gains of $990,635,000 on securities that had risen in value since their purchase and $280,934,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                   -----------------------------
                                                    AGGREGATE         UNREALIZED
                                       NUMBER OF   SETTLEMENT       APPRECIATION
FUTURES CONTRACTS                 LONG CONTRACTS        VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
S&P ASX 200 Index                            244      $12,618             $  411
Dow Jones EURO STOXX 50 Index              1,886       53,096              1,861
FTSE 100 Index                               652       42,861                317
Topix Index                                  360       30,912              3,445
--------------------------------------------------------------------------------

At August 31, 2003, the fund had open forward currency contracts to receive and deliver currencies as follows:

--------------------------------------------------------------------------------
                                                     (000)
                              --------------------------------------------------
                                        CONTRACT AMOUNT               UNREALIZED
                              ----------------------------------    APPRECIATION
CONTRACT SETTLEMENT DATE          RECEIVE            DELIVER      (DEPRECIATION)
--------------------------------------------------------------------------------
9/22/2003                     AUD      19,331      USD    12,482         $ (360)
9/24/2003                     EUR      48,847      USD    53,590         (3,115)
9/24/2003                     GBP      27,586      USD    43,559         (2,110)
9/18/2003                     JPY   3,621,600      USD    31,059            253
--------------------------------------------------------------------------------
AUD--Australian dollar.
EUR--Euro.
GBP--British pound.
JPY--Japanese yen.
USD--U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $205,000 resulting from the translation of other assets and liabilities at August 31, 2003.

F. During the year ended August 31, 2003, the fund purchased $3,712,983,000 of investment securities and sold $3,221,346,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at August 31, 2003, was $498,867,000, for which the fund held cash collateral of $524,353,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                            YEAR ENDED AUGUST 31,
                            ----------------------------------------------------
                                      2003                        2002
                            ------------------------    ------------------------
                                 AMOUNT      SHARES          AMOUNT      SHARES
                                  (000)       (000)           (000)       (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                    $ 2,142,681     176,255     $ 2,682,592     187,641
  Issued in Lieu of Cash
    Distributions                66,589       5,481         106,337       7,354
  Redeemed*                  (2,129,064)   (172,227)     (3,356,449)   (233,074)
                            ----------------------------------------------------
    Net Increase (Decrease)
      --Investor Shares          80,206       9,509        (567,520)    (38,079)
                            ----------------------------------------------------
Admiral Shares
  Issued                    $   833,188      21,460     $   807,636      17,599
  Issued in Lieu of Cash
    Distributions                12,565         326          12,609         274
  Redeemed*                    (788,251)    (20,067)       (283,717)     (6,277)
                            ----------------------------------------------------
    Net Increase (Decrease)
      --Admiral Shares           57,502       1,719         536,528      11,596
--------------------------------------------------------------------------------
*Net of redemption fees of $216,000 for 2003 (fund total). The fund did not assess redemption fees in 2002.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


October 7, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INTERNATIONAL GROWTH FUND

This information for the fiscal year ended August 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on August 31, 2003, are as follows:

-----------------------------------------------------------
                                        GROSS
                                      FOREIGN       FOREIGN
COUNTRY                             DIVIDENDS           TAX
-----------------------------------------------------------
Australia                              0.0046        0.0000
Belgium                                0.0028        0.0001
Brazil                                 0.0023        0.0002
Denmark                                0.0030        0.0000
Finland                                0.0021        0.0000
France                                 0.0471        0.0016
Germany                                0.0015        0.0000
Hong Kong                              0.0161        0.0000
India                                  0.0003        0.0000
Indonesia                              0.0017        0.0002
Ireland                                0.0180        0.0000
Israel                                 0.0001        0.0000
Italy                                  0.0108        0.0000
Japan                                  0.0193        0.0017
Mexico                                 0.0028        0.0000
Netherlands                            0.0181        0.0016
New Zealand                            0.0002        0.0000
Portugal                               0.0005        0.0001
Russia                                 0.0008        0.0000
Singapore                              0.0086        0.0017
South Africa                           0.0005        0.0000
South Korea                            0.0152        0.0032
Spain                                  0.0070        0.0002
Sweden                                 0.0117        0.0000
Switzerland                            0.0135        0.0002
Taiwan                                 0.0026        0.0004
United Kingdom                         0.1025        0.0063
-----------------------------------------------------------

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2003. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2004.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

500 is a trademark of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. The guidelines are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q810 102003

VANGUARD(R) CALVERT SOCIAL INDEX FUND
AUGUST 31, 2003

[GRAPHIC]
ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

                          HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS

 1. letter from the chairman
 6. fund profile
 7. glossary of investment terms
 8. performance summary
10. your fund's after-tax returns
11. about your fund expenses
12. financial statements
28. advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Calvert Social Index Fund returned 15.3% during the 2003 fiscal year.
* The fund's performance was in line with the 15.6% rise in its unmanaged target index and significantly better than the 12.5% gain posted by the average large-cap growth fund.
* The fund's technology, health care, and consumer discretionary holdings earned solid returns as a postwar rally boosted returns across all U.S. stock sectors.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

FELLOW SHAREHOLDER,

The Investor Shares of Vanguard Calvert Social Index Fund returned 15.3% during the fiscal year ended August 31, 2003, as the U.S. stock market regained vigor. The fund closely tracked the performance of its target, the Calvert Social Index, and outpaced its average mutual fund peer.

[PICTURES OF JOHN J. BRENNAN]


-----------------------------------------------------------
2003 TOTAL RETURNS                        FISCAL YEAR ENDED
                                                  AUGUST 31
-----------------------------------------------------------
VANGUARD CALVERT SOCIAL INDEX FUND
  Investor Shares                                     15.3%
  Institutional Shares                                10.6*
Calvert Social Index                                  15.6
Average Large-Cap Growth Fund**                       12.5
Wilshire 5000 Index                                   14.9
-----------------------------------------------------------
 *Return since inception, January 14, 2003.
**Derived from data provided by Lipper Inc.


The adjacent table presents the 12-month total return (capital change plus reinvested dividends) for your fund's Investor Shares along with those of its comparative standards: the average competitor, the Calvert Social Index, and the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market. The table also includes the return for the fund's Institutional Shares, which require a minimum investment of $10 million and were first offered on January 14.

Details on changes in the fund's net asset values, along with its income distributions to shareholders, appear in the table on page 5. If you own Vanguard Calvert Social Index Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 10.

DISMAL AT THE START, THE STOCK MARKET PERKED UP

A slumping economy, weak corporate profits, and growing geopolitical tensions weighed heavily on the stock market as our fiscal year began, and a two-month rally from mid-October quickly ran out of steam. However, following the successful conclusion of major combat operations in Iraq, a distinctly upbeat mood began to permeate the marketplace. Stock prices began to rebound across capitalizations and industry sectors in response to solid corporate earnings announcements and a slew of positive economic reports.

--------------------------------------------------------------------------------
INSTITUTIONAL SHARES

This class of shares carries lower expenses and is available for a minimum investment of $10 Million.
--------------------------------------------------------------------------------

     The U.S. stock market, as measured by the Wilshire 5000 Index, returned 14.9% for the fiscal year. Technology and other growth-oriented stocks, which had sustained massive losses during the past few years, were among the most impressive gainers. The market's smaller stocks outpaced larger issues, demonstrating investors' renewed appetite for risk.

U.S. investors were rewarded with good returns in many international markets as well, although stock performance was only part of the story. The weakening of the U.S. dollar by almost 10% relative to the euro and Japanese yen transformed results that were mediocre by local-currency standards into strong dollar-denominated returns.

INTEREST RATES FELL FOR MONTHS, THEN BOUNCED BACK A BIT

In the bond market, the fiscal year was marked by two distinctly different phases. Prior to mid-June, the lethargic economy and on-going flight from equities to bonds drove the prices of bonds higher and their yields lower. The yield of the benchmark 10-year U.S. Treasury note dropped to a 45-year low of 3.11% on June 13. After that point, however, longer-term interest rates rose rapidly, with the yield of the 10-year note standing at 4.46% on August 31. For the 12 months, the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, provided a total return of 4.4%.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 2003
                                            ----------------------------------
                                                  ONE         THREE       FIVE
                                                 YEAR         YEARS      YEARS
------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 12.9%        -11.4%       3.1%
Russell 2000 Index (Small-caps)                 29.1          -1.2        9.5
Wilshire 5000 Index (Entire market)             14.9         -10.7        3.5
MSCI All Country World Index Free
    ex USA (International)                      12.2         -10.0        1.1
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      4.4%          8.2%       6.6%
    (Broad taxable market)
Lehman Municipal Bond Index                      3.1           6.5        5.3
Citigroup 3-Month Treasury Bill Index            1.3           2.9        3.8
==============================================================================
CPI
Consumer Price Index                             2.2%          2.2%       2.5%
------------------------------------------------------------------------------


Corporate bonds outperformed Treasuries across all maturities. High-yield corporate bonds performed spectacularly--the Lehman High Yield Index, which tracks the performance of bonds issued by com-panies with low credit ratings, returned 24.9% for the period.

Short-term interest rates generally declined for the 12 months, but rose somewhat toward the end. In an effort to add fuel to the economic recovery, the Federal Reserve Board trimmed its target for the federal funds rate twice--in November 2002 and June 2003--by a total of 75 basis points (0.75 percentage point). The rate stood at 1.00% at the fiscal year-end. The yield of the 3-month Treasury bill, which typically lags Fed moves, began the fiscal year at 1.67% and closed at 0.97% after falling to 0.81% in mid-June.

FOR THE FUND, A STRONG SECOND HALF FOLLOWED A POOR START

The performance of Vanguard Calvert Social Index Fund reflected the starkly different moods in the stock market during the first and second halves of the fiscal year. From August 31, 2002, through February 28, 2003, the fund's Investor Shares returned -5.7%. During the second half of the year, they gained 22.2%.

The turnaround in the fund's performance mirrored the strong post-war resurgence of the overall market. Stocks of companies in the technology, health care, and consumer discretionary sectors--which together accounted for 55% of the fund's assets at the fiscal year-end-- posted strong results and were among the largest contributors to the fund's return.

The contribution of technology stocks to the fund's success is particularly noteworthy, as these stocks severely hampered performance in 2001 and 2002. For 2003, the fund's tech holdings rose more than 32%. The fund's relatively large allocation to such stocks, in both up markets and down, results from the social screens of the target Calvert Social Index. The index criteria exclude many companies in older industries that generally fall into the value stock category, thus producing a lineup with a tilt toward growth sectors such as technology.

Also boosting performance was a rebound in financial services stocks, the fund's largest sector at 29% of assets. These stocks experienced steep losses early in the fiscal year, when investors were repelled by headlines about accounting and management misdeeds, but the group recovered to gain about 7% for the full 12 months.

THE FUND'S RECORD SINCE INCEPTION REFLECTS A TOUGH MARKET

Vanguard Calvert Social Index Fund began operations on May 31, 2000, just after the onset of what proved to be a severe three-year downturn in the U.S. stock market. As a result, the fund's since-inception performance is quite disappointing. Viewed in context, however, things look a bit better. As the chart at left shows, the fund has met its mandate to closely track the total return of the Calvert Social Index and has fared significantly better--that is, lost less--than the average large-cap growth fund. An initial investment of $10,000 in the fund would have been worth $6,994 on August 31, while the same investment in the average peer would have resulted in some $1,100 less.

------------------------------------------------------------------------------
TOTAL RETURNS                                                   MAY 31, 2000,*
                                                            TO AUGUST 31, 2003
------------------------------------------------------------------------------
                                              AVERAGE           FINAL VALUE OF
                                               ANNUAL                A $10,000
                                               RETURN       INITIAL INVESTMENT
------------------------------------------------------------------------------
Calvert Social Index Fund
    Investor Shares                            -10.4%                   $6,994
Calvert Social Index                           -10.3                     7,013
Average Large-Cap
    Growth Fund                                -15.3                     5,835
Wilshire 5000 Index                             -7.3                     7,825
------------------------------------------------------------------------------
*Fund inception.

Through both good and bad markets, one factor that enhances your fund's long-term competitiveness is its low operating costs. During fiscal 2003, for example, the fund's Investor Shares had an expense ratio (operating expenses as a percentage of average net assets) of 0.25%, or $2.50 per $1,000 invested--just a fraction of the 1.57%, or $15.70 per $1,000 invested, charged by the average large-cap growth fund. Our Institutional Shares enjoyed an even lower expense ratio of 0.12% (annualized since inception on January 14). Over time, these low costs mean that more of your fund's returns stay in your account, where they can keep working for you.

KEEP YOUR FOCUS ON A LONG-TERM INVESTMENT PLAN

The stock market looked more enticing in the past few months than it had in a long time. Does that mean we should expect even better things to come? Is now the "right" time to put more assets in stocks?

The truth is that not even the most skilled market-watcher can answer those questions. Nobody knows what the future holds for any asset class. That's why Vanguard has always advocated a balanced, long-term investment approach that includes a mix of stock, bond, and money market funds appropriate for your unique goals, financial circumstances, and risk tolerance. Vanguard Calvert Social Index

Fund, which exemplifies both the principles of socially screened investing and the benefits of indexing--broad diversification, tax efficiency, and low costs--can serve a role in such a portfolio.

Thank you for your continued confidence in Vanguard.

Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
chairman and chief executive officer

SEPTEMBER 15, 2003







--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2002-AUGUST 31, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                               STARTING        ENDING        INCOME      CAPITAL
                            SHARE PRICE   SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares                 $6.02         $6.87         $0.06        $0.00
  Institutional Shares*            6.22          6.88          0.00         0.00
--------------------------------------------------------------------------------
*Since inception, January 14, 2003.

FUND PROFILE                                                     As of 8/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 7.


CALVERT SOCIAL INDEX FUND
-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               TARGET         BROAD
                                   FUND        INDEX*       INDEX**
-------------------------------------------------------------------
Number of Stocks                    631           629         5,319
Median Market Cap                $31.1B        $28.7B        $26.8B
Price/Earnings Ratio              23.4x         22.7x         21.7x
Price/Book Ratio                   3.0x          3.0x          2.8x
Yield                                            1.3%          1.6%
  Investor Shares                  1.2%
  Institutional Shares             1.3%
Return on Equity                  16.3%         16.2%         19.9%
Earnings Growth Rate              13.7%         13.9%          7.7%
Foreign Holdings                   0.1%          0.1%          0.8%
Turnover Rate                       14%            --            --
Expense Ratio                                      --            --
 Investor Shares                  0.25%
 Institutional Shares            0.12%+
Cash Investments                     0%            --            --
-------------------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                  4.3%
  (software)
Pfizer Inc.                                      4.2
  (pharmaceuticals)
Intel Corp.                                      3.3
  (electronics)
Johnson & Johnson                                2.6
  (pharmaceuticals)
International Business Machines Corp.            2.5
  (computer hardware)
American International Group, Inc.               2.4
  (insurance)
Cisco Systems, Inc.                              2.4
  (computer hardware)
Bank of America Corp.                            2.1
  (banking)
Merck & Co., Inc.                                2.0
  (pharmaceuticals)
Wells Fargo & Co.                                1.5
  (banking)
-----------------------------------------------------
Top Ten                                         27.3%
-----------------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES

                                TARGET                BROAD
                      FUND      INDEX*   FUND       INDEX**
-----------------------------------------------------------
R-Squared             1.00        1.00   0.97          1.00
Beta                  1.00        1.00   1.13          1.00
-----------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


------------------------------
INVESTMENT FOCUS

MARKET CAP               Large
STYLE                   Growth
------------------------------

-------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                          TARGET        BROAD
                                FUND      INDEX*      INDEX**
-------------------------------------------------------------
Auto & Transportation             2%          2%           3%
Consumer Discretionary           13          13           16
Consumer Staples                  3           3            7
Financial Services               29          30           22
Health Care                      19          18           13
Integrated Oils                   0           0            3
Other Energy                      1           1            2
Materials & Processing            1           1            4
Producer Durables                 4           4            4
Technology                       23          23           15
Utilities                         5           5            7
Other                             0           0            4
-------------------------------------------------------------
*Calvert Social Index.
**Wilshire 5000 Index.
+Annualized.

                                                            VISIT OUR WEBSITE AT
                                                                    VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index or by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 8/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 31, 2000-AUGUST 31, 2003

           CALVERT SOCIAL                                              AVERAGE
               INDEX FUND          WILSHIRE           CALVERT        LARGE-CAP
          INVESTOR SHARES        5000 INDEX      SOCIAL INDEX    GROWTH FUND**

5/31/2000           10000             10000             10000            10000
   200008           11107             11055             11547            10971
   200011            9103              9063              8746             9214
   200102            8431              8397              7589             8814
   200105            8451              8418              7665             8986
   200108            7580              7553              6635             8164
   200111            7801              7789              6671             8202
   200202            7387              7380              6201             8076
   200205            7115              7106              6028             7924
   200208            6067              6064              5138             6812
   200211            6359              6365              5140             6996
   200302            5722              5731              4622             6333
   200305            6638              6648              5429             7353
   200308            6994              7013              5777             7825
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED AUGUST 31, 2003
                                    -------------------------------- FINAL VALUE
                                             ONE        SINCE       OF A $10,000
                                            YEAR    INCEPTION         INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares*                        15.28%      -10.42%             $6,994
Wilshire 5000 Index                       14.87        -7.27               7,825
Calvert Social Index                      15.65       -10.34               7,013
Average Large-Cap Growth Fund**           12.45       -15.27               5,835
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                                        SINCE      A $10,000,000
                                                   INCEPTION+         INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Institutional Shares                                 10.61%        $11,061,093
Wilshire 5000 Index                                    12.32          11,231,937
Calvert Social Index                                   10.55          11,055,102
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MAY 31, 2000-AUGUST 31, 2003

                 CALVERT SOCIAL
                   INDEX FUND                    CALVERT
                INVESTOR SHARES               SOCIAL INDEX

2000                   11.2                       10.5
2001                  -31.8                      -31.7
2002                    -20                      -19.7
2003                   15.3                       15.6
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
+January 14, 2003.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                                ONE    -------------------------
                              INCEPTION DATE   YEAR     CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares*                 5/31/2000   2.89%     -12.72%   0.57% -12.15%
  Institutional Shares             1/14/2003   6.11**         --      --      --
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2003

                                                                           SINCE
                                                   ONE YEAR           INCEPTION*
                                                --------------------------------
CALVERT SOCIAL INDEX FUND INVESTOR SHARES**
  Returns Before Taxes                               15.28%              -10.42%
  Returns After Taxes on Distributions               14.83               -10.64
  Returns After Taxes on Distributions and
     Sale of Fund Shares                              9.86                -8.81
--------------------------------------------------------------------------------
*May 31, 2000.
**Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

                            ABOUT YOUR FUND EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended August 31, 2003. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                        FUND      COST OF $10,000     PEER GROUP
                               EXPENSE RATIO   INVESTMENT IN FUND  EXPENSE RATIO
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares                      0.25%                  $27          1.57%
  Institutional Shares                 0.12*                   13          1.57
--------------------------------------------------------------------------------
*    Annualized; the Institutional Shares' inception was January 14, 2003.
The funds do not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.


You can find more information about a fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 8/31/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.9%)
  United Parcel Service, Inc.                      14,738        $           925
  FedEx Corp.                                       8,002                    537
  Harley-Davidson, Inc.                             8,740                    435
  Southwest Airlines Co.                           19,934                    341
  Genuine Parts Co.                                 4,971                    159
  Delphi Corp.                                     14,032                    127
  Expeditors International of
    Washington, Inc.                                3,000                    113
  C.H. Robinson Worldwide, Inc.                     2,268                     86
* Gentex Corp.                                      2,200                     83
  BorgWarner, Inc.                                    800                     57
  CNF Inc.                                          1,365                     41
  Delta Air Lines, Inc.                             3,100                     40
  ArvinMeritor, Inc.                                1,900                     36
* Swift Transportation Co., Inc.                    1,500                     32
  Skywest, Inc.                                     1,700                     30
* Continental Airlines, Inc. Class B                1,900                     29
  Visteon Corp.                                     3,600                     24
* Kansas City Southern                              1,700                     21
* Atlantic Coast Airlines
    Holdings Inc.                                   1,100                      9
                                                                 ---------------
                                                                 $         3,125
                                                                 ---------------
CONSUMER DISCRETIONARY (13.0%)
  Home Depot, Inc.                                 66,108                  2,126
* AOL Time Warner Inc.                            123,219                  2,016
  Lowe's Cos., Inc.                                20,296                  1,113
  Target Corp.                                     23,646                    960
  Gillette Co.                                     26,672                    866
  Kimberly-Clark Corp.                             14,678                    750
* eBay Inc.                                        12,186                    675
* Kohl's Corp.                                      8,639                    546
* Yahoo! Inc.                                      14,609                    488
* InterActiveCorp                                  12,634                    468
  Avon Products, Inc.                               6,726                    431
  Omnicom Group Inc.                                5,439                    425
* Costco Wholesale Corp.                           13,064                    419
* Best Buy Co., Inc.                                7,545                    392
  The Gap, Inc.                                    18,445                    385
* Electronic Arts Inc.                              4,172                    374
* Amazon.com, Inc.                                  8,048                    374
* Bed Bath & Beyond, Inc.                           8,378                    361
* Staples, Inc.                                    14,035                    346
  The McGraw-Hill Cos., Inc.                        5,464                    333
* Starbucks Corp.                                  11,094                    316
* Apollo Group, Inc. Class A                        3,826                    245
* EchoStar Communications
    Corp. Class A                                   6,546                    242
  Eastman Kodak Co.                                 8,200                    229
  Dollar General Corp.                              8,645                    198
  New York Times Co. Class A                        4,329                    192
  Family Dollar Stores, Inc.                        4,631                    186
  Newell Rubbermaid, Inc.                           7,458                    177

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  J.C. Penney Co., Inc.
    (Holding Company)                               7,750        $           164
* Office Depot, Inc.                                8,743                    159
* Univision Communications Inc.                     4,174                    156
  Whirlpool Corp.                                   2,000                    139
* Dollar Tree Stores, Inc.                          3,274                    128
* Career Education Corp.                            2,600                    117
  Estee Lauder Cos. Class A                         3,220                    111
  Darden Restaurants Inc.                           4,838                    105
  Jones Apparel Group, Inc.                         3,400                    105
  Ross Stores, Inc.                                 2,040                    103
* Robert Half International, Inc.                   4,521                    101
* ChoicePoint Inc.                                  2,500                     98
* PETsMART, Inc.                                    4,066                     97
  E.W. Scripps Co. Class A                          1,105                     96
  Black & Decker Corp.                              2,217                     95
  Sabre Holdings Corp.                              4,174                     94
* Brinker International, Inc.                       2,732                     93
  Harman International
    Industries, Inc.                                  900                     90
* CDW Corp.                                         1,716                     89
* Iron Mountain, Inc.                               2,250                     83
* Monster Worldwide Inc.                            3,044                     83
* Williams-Sonoma, Inc.                             2,652                     81
  Manpower Inc.                                     2,002                     78
* Lamar Advertising Co. Class A                     2,318                     77
* Convergys Corp.                                   4,301                     77
  Fastenal Co.                                      1,902                     77
  Nordstrom, Inc.                                   2,881                     75
* Corinthian Colleges, Inc.                         1,300                     75
  R.R. Donnelley & Sons Co.                         2,966                     75
  Outback Steakhouse                                1,900                     73
  The Stanley Works                                 2,420                     73
* Krispy Kreme Doughnuts, Inc.                      1,500                     66
  Belo Corp. Class A                                2,759                     64
* Hispanic Broadcasting Corp.                       1,938                     61
  Viad Corp.                                        2,527                     60
  Maytag Corp.                                      2,214                     60
* ITT Educational Services, Inc.                    1,300                     56
* Entercom Communications Corp.                     1,100                     55
* Education Management Corp.                          900                     55
* O'Reilly Automotive, Inc.                         1,400                     54
* Tech Data Corp.                                   1,570                     52
* The Cheesecake Factory                            1,400                     51
* Getty Images, Inc.                                1,200                     49
* The Corporate Executive Board Co.                 1,100                     49
* Saks Inc.                                         3,600                     45
* Borders Group, Inc.                               2,304                     45
* DeVry, Inc.                                       1,700                     44
  Snap-On Inc.                                      1,479                     44
  Reebok International Ltd.                         1,300                     43
* Valassis Communications, Inc.                     1,476                     43
* Furniture Brands
    International Inc.                              1,500                     43
  Regis Corp.                                       1,200                     42
* BJ's Wholesale Club, Inc.                         1,899                     41
  Meredith Corp.                                      869                     41
  Ruby Tuesday, Inc.                                1,800                     41
* DoubleClick Inc.                                  3,559                     40
  Alberto-Culver Co. Class B                          700                     40
* Advance Auto Parts, Inc.                            533                     40
  Lee Enterprises, Inc.                             1,000                     39
  Media General, Inc. Class A                         636                     39
* Charter Communications, Inc.                      8,500                     38
* Extended Stay America, Inc.                       2,500                     38
  Harte-Hanks, Inc.                                 2,000                     38
* Overture Services, Inc.                           1,500                     37
* United Statioers, Inc.                              900                     37
  John Wiley & Sons Class A                         1,282                     36
  Ethan Allen Interiors, Inc.                         900                     35
* Linens 'n Things, Inc.                            1,200                     35
* Barnes & Noble, Inc.                              1,293                     34
  La-Z-Boy Inc.                                     1,500                     34
* BearingPoint, Inc.                                3,876                     32
* American Greetings Corp. Class A                  1,700                     31
* CEC Entertainment Inc.                              800                     31
* Tommy Hilfiger Corp.                              2,499                     31
* Earthlink, Inc.                                   4,057                     31
* Arbitron Inc.                                       800                     30
* Hollywood Entertainment Corp.                     1,600                     28
  Callaway Golf Co.                                 1,802                     27
  The Brink's Co.                                   1,600                     26
  Blyth, Inc.                                         900                     25
  Tupperware Corp.                                  1,500                     24
* Cox Radio, Inc.                                   1,000                     24
* Insight Enterprises, Inc.                         1,300                     23
* Scholastic Corp.                                   800                      23
* Catalina Marketing Corp.                          1,275                     18
  Washington Post Co. Class B                         20                      14
  The Nautilus Group, Inc.                           900                      11
                                                                 ---------------
                                                                 $        20,893
                                                                 ---------------
CONSUMER STAPLES (2.9%)
  Walgreen Co.                                     29,420                    958
  Colgate-Palmolive Co.                            15,517                    858
  Sysco Corp.                                      18,688                    588
  General Mills, Inc.                              10,571                    490
  CVS Corp.                                        11,260                    367
  H.J. Heinz Co.                                   10,110                    327
  Kellogg Co.                                       6,679                    224
  Wm. Wrigley Jr. Co.                               4,208                    223
  Hershey Foods Corp.                               2,600                    182
* Whole Foods Market, Inc.                          1,700                     92

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  SuperValu Inc.                                    3,788                  $  91
  McCormick & Co., Inc.                             2,322                     62
  Dial Corp.                                        2,702                     55
* Performance Food Group Co.                        1,333                     52
  Church & Dwight, Inc.                             1,100                     35
* American Italian Pasta Co.                          500                     21
                                                                 ---------------
                                                                 $         4,625
                                                                 ---------------
FINANCIAL SERVICES (29.6%)
  BANKS--NEW YORK CITY (1.6%)

  J.P. Morgan Chase & Co.                          58,349                  1,997
  The Bank of New York Co., Inc.                   20,940                    616

BANKS--OUTSIDE NEW YORK CITY (12.3%)

  Bank of America Corp.                            42,996                  3,407
  Wells Fargo & Co.                                48,163                  2,415
  Wachovia Corp.                                   38,664                  1,630
  Bank One Corp.                                   33,309                  1,315
  U.S. Bancorp                                     54,960                  1,314
  FleetBoston Financial Corp.                      30,074                    890
  Fifth Third Bancorp                              13,897                    814
  BB&T Corp.                                       16,032                    585
  National City Corp.                              17,517                    555
  SunTrust Banks, Inc.                              6,913                    423
  State Street Corp.                                9,563                    420
  Mellon Financial Corp.                           12,425                    390
  PNC Financial Services Group                      8,129                    387
  KeyCorp                                          12,102                    330
  SouthTrust Corp.                                  9,752                    283
  M & T Bank Corp.                                  3,025                    255
  Comerica, Inc.                                    5,010                    247
  Northern Trust Corp.                              5,533                    234
  Regions Financial Corp.                           6,301                    222
  AmSouth Bancorp                                  10,092                    217
  Synovus Financial Corp.                           8,771                    214
  Marshall & Ilsley Corp.                           6,075                    188
  Union Planters Corp.                              5,635                    180
  North Fork Bancorp, Inc.                          4,537                    153
  First Tennessee National Corp.                    3,600                    149
  National Commerce Financial Corp.                 5,944                    149
  Zions Bancorp                                     2,615                    146
  Popular, Inc.                                     3,533                    133
  Banknorth Group, Inc.                             4,687                    132
  Huntington Bancshares Inc.                        6,300                    126
  Compass Bancshares Inc.                           3,653                    126
  Mercantile Bankshares Corp.                       2,364                     97
  TCF Financial Corp.                               2,012                     93
  Hibernia Corp. Class A                            4,416                     92
  Commerce Bancshares, Inc.                         1,800                     78
  Commerce Bancorp, Inc.                            1,900                     77
  Associated Banc-Corp                              2,014                     77
  Valley National Bancorp                           2,697                     76
  Doral Financial Corp.                             1,800                     74
  Fulton Financial Corp.                            3,103                     63
  City National Corp.                               1,167                     60
  Wilmington Trust Corp.                            1,888                     60
  Bank of Hawaii Corp.                              1,740                     59
  Sky Financial Group, Inc.                         2,500                     59
  Cullen/Frost Bankers, Inc.                        1,500                     57
  Hudson United Bancorp                             1,300                     51
  FirstMerit Corp.                                  2,021                     51
  Investors Financial Services Corp.                1,700                     51
  Colonial BancGroup, Inc.                          3,251                     48
  Park National Corp.                                 394                     44
  Westamerica Bancorporation                        1,000                     44
  BancorpSouth, Inc.                                2,000                     43
  Old National Bancorp                              1,796                     42
  First Midwest Bancorp, Inc.                       1,350                     41
  Trustmark Corp.                                   1,496                     39
  Whitney Holdings Corp.                            1,100                     38
  United Bankshares, Inc.                           1,200                     37
  Southwest Bancorporation
    of Texas, Inc.                                    900                     33
  The South Financial Group, Inc.                   1,300                     32
  Community First Bankshares, Inc.                  1,100                     31
  Greater Bay Bancorp                               1,500                     31
  Chittenden Corp.                                  1,000                     29
  Citizens Banking Corp.                            1,100                     29
* Silicon Valley Bancshares                         1,000                     24

DIVERSIFIED FINANCIAL SERVICES (1.8%)
    American Express Co.                           33,206                  1,496
    Marsh & McLennan Cos., Inc.                    15,351                    768
    The Goldman Sachs Group, Inc.                   6,931                    613
  * BISYS Group, Inc.                               3,448                     63
    Leucadia National Corp.                         1,000                     38

FINANCE COMPANIES (0.2%)
Capital One Financial Corp.                         6,465                    345

FINANCE--SMALL LOAN (0.4%)
  SLM Corp.                                        13,242                    532
* AmeriCredit Corp.                                 4,500                     48

FINANCIAL DATA PROCESSING SERVICES (1.9%)
  First Data Corp.                                 21,594                    829
  Automatic Data Processing, Inc.                  17,148                    684
  Paychex, Inc.                                     9,665                    348
* SunGard Data Systems, Inc.                        8,112                    229
* Fiserv, Inc.                                      5,547                    216
* Concord EFS, Inc.                                13,895                    192
* Affiliated Computer
    Services, Inc. Class A                          3,657                    181

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* DST Systems, Inc.                                 3,181        $           126
  Fair, Isaac, Inc.                                 1,400                     82
  Delux Corp.                                       1,602                     68
* CheckFree Corp.                                   1,808                     42
  Jack Henry & Associates Inc.                      2,100                     39
  NDCHealth Corp.                                   1,000                     21
* Advent Software, Inc.                               900                     15

FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                     3,616                    188
* The Dun & Bradstreet Corp.                        2,160                     91
  Dow Jones & Co., Inc.                             1,121                     48

FINANCIAL MISCELLANEOUS (3.0%)
  Fannie Mae                                       28,147                  1,824
  Freddie Mac                                      19,904                  1,058
  MBNA Corp.                                       32,584                    761
  MBIA, Inc.                                        4,184                    236
  H & R Block, Inc.                                 4,664                    206
  Ambac Financial Group, Inc.                       3,041                    197
  MGIC Investment Corp.                             2,842                    160
  Radian Group, Inc.                                2,700                    128
  Fidelity National Financial, Inc.                 3,891                    112
* Providian Financial Corp.                         8,181                     84
  First American Corp.                              2,200                     53
  Brown & Brown, Inc.                               1,600                     50
  Nationwide Financial Services, Inc.               1,600                     47
  Cross Timbers Royalty Trust                          38                      1

INSURANCE--LIFE (0.6%)
  Prudential Financial, Inc.                       15,826                    576
  The Principal Financial Group, Inc.               8,009                    252
  Jefferson-Pilot Corp.                             4,111                    182
  The MONY Group Inc.                               1,300                     36

INSURANCE--MULTILINE (4.0%)
  American International Group, Inc.               65,854                  3,923
  AFLAC Inc.                                       14,716                    471
  The Hartford Financial
    Services Group Inc.                             7,398                    394
  St. Paul Cos., Inc.                               6,539                    227
  CIGNA Corp.                                       4,052                    193
  Lincoln National Corp.                            5,063                    179
  Aon Corp.                                         7,811                    173
  Cincinnati Financial Corp.                        4,018                    162
  SAFECO Corp.                                      4,008                    145
  Torchmark Corp.                                   3,377                    136
  UnumProvident Corp.                               7,423                    105
  Arthur J. Gallagher & Co.                         2,600                     70
* Markel Corp.                                        257                     69
  Protective Life Corp.                             1,787                     52
  StanCorp Financial Group, Inc.                      900                     51
  Unitrin, Inc.                                     1,396                     41
  American National Insurance Co.                     436                     37
* Allmerica Financial Corp.                         1,473                     35

INSURANCE--PROPERTY-CASUALTY (1.2%)
  Progressive Corp. of Ohio                         5,477                    387
  The Chubb Corp.                                   4,937                    335
  XL Capital Ltd. Class A                           3,900                    295
  ACE Ltd.                                          7,533                    243
  Everest Re Group, Ltd.                            1,463                    107
  The PMI Group Inc.                                2,520                     89
  RenaissanceRe Holdings Ltd.                       1,900                     79
  White Mountains
    Insurance Group Inc.                              190                     76
  W.R. Berkley Corp.                                2,100                     69
  PartnerRe Ltd.                                    1,296                     65
  HCC Insurance Holdings, Inc.                      1,700                     50
  Transatlantic Holdings, Inc.                        670                     47
  Erie Indemnity Co. Class A                        1,122                     46
  Mercury General Corp.                               800                     35
  Commerce Group, Inc.                                800                     29
* Ohio Casualty Corp.                               1,800                     25

INVESTMENT MANAGEMENT COMPANIES (0.5%)
  T. Rowe Price Group Inc.                          3,561                    151
  Janus Capital Group Inc.                          6,875                    119
  Allied Capital Corp.                              3,200                     82
  Federated Investors, Inc.                         2,716                     80
  SEI Corp.                                         2,144                     75
  Neuberger Berman Inc.                             1,654                     69
  Waddell & Reed Financial, Inc.                    2,367                     61
  Eaton Vance Corp.                                 1,718                     59
* Affiliated Managers Group, Inc.                     600                     41

RENT & LEASE SERVICES--COMMERCIAL
* United Rentals, Inc.                              1,497                     25

SAVINGS & LOAN (1.3%)
  Washington Mutual, Inc.                          26,603                  1,037
  Golden West Financial Corp.                       3,734                    322
  Sovereign Bancorp, Inc.                           7,468                    147
  Green Point Financial Corp.                       3,431                    116
  New York Community Bancorp, Inc.                  3,600                    111
  Astoria Financial Corp.                           2,146                     69
  Hudson City Bancorp, Inc.                         2,000                     58
  People's Bank                                     1,700                     51
  Webster Financial Corp.                           1,200                     47
  Independence Community Bank Corp.                 1,400                     46
  Washington Federal Inc.                           1,750                     44

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  IndyMac Bancorp, Inc.                             1,500        $            35
  Staten Island Bancorp, Inc.                       1,500                     31
  Commercial Federal Corp.                          1,200                     30
  Downey Financial Corp.                              600                     25

SECURITIES BROKERS & Services (0.6%)
  Charles Schwab Corp.                             29,422                    320
  Franklin Resources Corp.                          4,135                    179
  Legg Mason Inc.                                   1,969                    141
* E*TRADE Group, Inc.                              10,189                     94
  A.G. Edwards & Sons, Inc.                         2,320                     84
  Jefferies Group, Inc.                             1,400                     42
  American Capital Strategies, Ltd.                 1,579                     39
  LaBranche & Co. Inc.                              1,600                     28
* Investment Technology Group, Inc.                 1,450                     26
                                                                 ---------------
                                                                 $        47,991
                                                                 ---------------

HEALTH CARE (18.6%)
  BIOTECH RESEARCH & Production (2.2%)
* Amgen, Inc.                                      33,874                  2,232
* Genzyme Corp.-General Division                    6,126                    289
* Biogen, Inc.                                      4,302                    170
* IDEC Pharmaceuticals Corp.                        4,433                    154
* Millennium Pharmaceuticals, Inc.                  7,888                    110
* Invitrogen Corp.                                  1,300                     75
* Cephalon, Inc.                                    1,600                     71
* ICOS Corp.                                        1,593                     62
* Millipore Corp.                                   1,300                     59
* Quintiles Transnational Corp.                     3,255                     46
* IDEXX Laboratories Corp.                          1,000                     42
* OSI Pharmaceuticals, Inc.                         1,000                     38
* Protein Design Labs, Inc.                         2,600                     32
* Abgenix, Inc.                                     2,200                     29
* Applera Corp.-
    Celera Genomics Group                           2,100                     21
* Enzon Pharmaceuticals, Inc.                       1,100                     13
* Transkaryotic Therapies, Inc.                       700                      9

DRUGS & PHARMACEUTICALS (11.7%)
  Pfizer Inc.                                     226,899                  6,789
  Johnson & Johnson                                85,317                  4,230
  Merck & Co., Inc.                                64,451                  3,243
  Bristol-Myers Squibb Co.                         55,732                  1,414
  Cardinal Health, Inc.                            12,871                    733
  Schering-Plough Corp.                            42,011                    638
* Forest Laboratories, Inc.                        10,356                    487
* Gilead Sciences, Inc.                             5,736                    383
  Allergan, Inc.                                    3,833                    305
* MedImmune Inc.                                    6,792                    237
  AmerisourceBergen Corp.                           3,200                    186
* Barr Laboratories, Inc.                           1,693                    115
* IVAX Corp.                                        4,366                     86
* SICOR, Inc.                                       2,300                     46
  Medicis Pharmaceutical Corp.                        733                     45
* Vertex Pharmaceuticals, Inc.                      1,886                     24
* Alkermes, Inc.                                    1,600                     18

ELECTRONICS--MEDICAL SYSTEMS (1.2%)
  Medtronic, Inc.                                  34,906                  1,731
* Varian Medical Systems, Inc.                      2,000                    112
* Affymetrix, Inc.                                  1,400                     32

HEALTH & PERSONAL CARE (0.6%)
* Anthem, Inc.                                      4,033                    295
  McKesson Corp.                                    8,313                    272
* Express Scripts Inc.                              1,804                    117
* Lincare Holdings, Inc.                            2,979                    103
  Omnicare, Inc.                                    2,923                     99
* Apria Healthcare Group Inc.                       1,600                     41
* Accredo Health, Inc.                              1,350                     32

HEALTH CARE FACILITIES (0.3%)
* Quest Diagnostics, Inc.                           2,300                    138
* Laboratory Corp. of
    America Holdings                                4,200                    127
  Health Management
    Associates Class A                              5,691                    127
* DaVita, Inc.                                      1,741                     53
* Renal Care Group, Inc.                            1,400                     51
* Pharmaceutical Product
    Development, Inc.                               1,400                     36
* LifePoint Hospitals, Inc.                         1,000                     29

HEALTH CARE MANAGEMENT SERVICES (0.8%)
* WellPoint Health
    Networks Inc. Class A                           4,236                    330
* Caremark Rx, Inc.                                 7,500                    188
  IMS Health, Inc.                                  6,494                    126
* Health Net Inc.                                   2,976                     95
* WebMD Corp.                                       8,770                     90
* Oxford Health Plans, Inc.                         2,410                     87
* AdvancePCS                                        1,900                     76
* Universal Health Services Class B                 1,482                     74
* First Health Group Corp.                          2,737                     72
* Mid Atlantic Medical Services, Inc.               1,400                     69
* Cerner Corp.                                        800                     28
* Orthodontic Centers of America, Inc.              1,100                      8

MEDICAL & Dental Instruments & Supplies (1.8%)
* Boston Scientific Corp.                           8,358                    502
  Guidant Corp.                                     8,914                    447
  Stryker Corp.                                     3,994                    303
* Zimmer Holdings, Inc.                             5,600                    290

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* St. Jude Medical, Inc.                            5,226                    272
  Becton, Dickinson & Co.                           7,339                    268
  Biomet, Inc.                                      6,817                    203
* Patterson Dental Co.                              2,000                    109
  DENTSPLY International Inc.                       1,956                     86
  Beckman Coulter, Inc.                             1,800                     80
* Henry Schein, Inc.                                1,300                     75
* Apogent Technologies Inc.                         2,873                     63
* Edwards Lifesciences Corp.                        1,700                     48
* ResMed Inc.                                       1,000                     43
* Respironics, Inc.                                 1,000                     42
* Cytyc Corp.                                       3,100                     41
* Techne Corp.                                      1,200                     40
  Invacare Corp.                                      900                     34


MEDICAL SERVICES
* Coventry Health Care Inc.                         1,200                     56
                                                                 ---------------
                                                                 $        30,071
                                                                 ---------------
MATERIALS & PROCESSING (1.4%)
  Weyerhaeuser Co.                                  6,300                    375
  Masco Corp.                                      13,631                    338
  Praxair, Inc.                                     4,714                    301
  Air Products & Chemicals, Inc.                    6,113                    289
  Avery Dennison Corp.                              2,785                    152
* American Standard Cos., Inc.                      1,800                    144
  Ecolab, Inc.                                      5,300                    137
* Sealed Air Corp.                                  2,412                    117
  Sigma-Aldrich Corp.                               1,736                     95
  Bemis Co., Inc.                                   1,500                     68
* Catellus Development Corp.                        2,244                     53
* Cabot Microelectronics Corp.                        700                     46
  Harsco Corp.                                      1,154                     45
  AptarGroup Inc.                                   1,000                     39
  York International Corp.                          1,100                     36
  Corn Products International, Inc.                 1,000                     32
  Worthington Industries, Inc.                      1,900                     29
  Hughes Supply, Inc.                                 600                     21
                                                                 ---------------
                                                                 $         2,317
                                                                 ---------------

OTHER ENERGY (0.5%)
  EOG Resources, Inc.                               3,321                    141
* Smith International, Inc.                         2,932                    115
  XTO Energy, Inc.                                  5,237                    111
* Pioneer Natural Resources Co.                     3,300                     84
  Equitable Resources, Inc.                         1,800                     71
* Cooper Cameron Corp.                              1,400                     68
* Calpine Corp.                                    10,300                     58
  Chesapeake Energy Corp.                           5,300                     57
* FMC Technologies Inc.                             1,838                     44
* Key Energy Services, Inc.                         3,600                     37
* Grant Prideco, Inc.                               3,200                     37
* SEACOR SMIT Inc.                                    600                     24
                                                                 ---------------
                                                                 $           847
                                                                 ---------------

PRODUCER DURABLES (4.4%)
* Applied Materials, Inc.                          47,190                  1,019
  Emerson Electric Co.                             12,133                    677
  Illinois Tool Works, Inc.                         7,604                    550
  Deere & Co.                                       6,915                    391
* KLA-Tencor Corp.                                  5,447                    323
* Agilent Technologies, Inc.                       12,266                    298
  Pitney Bowes, Inc.                                6,757                    264
  Danaher Corp.                                     3,225                    249
* Lexmark International, Inc.                       3,672                    246
* Xerox Corp.                                      21,094                    227
  Dover Corp.                                       5,774                    220
  Parker Hannifin Corp.                             3,451                    171
* Novellus Systems, Inc.                            4,258                    170
  Cooper Industries, Inc. Class A                   2,600                    132
  W.W. Grainger, Inc.                               2,356                    117
  D. R. Horton, Inc.                                3,650                    114
* Waters Corp.                                      3,601                    110
  Diebold, Inc.                                     2,095                    102
  Pulte Homes, Inc.                                 1,426                     95
* LAM Research Corp.                                3,600                     93
  American Power Conversion Corp.                   5,159                     92
  Pall Corp.                                        3,600                     90
* Teradyne, Inc.                                    4,930                     88
* Garmin Ltd.                                       1,906                     76
  Donaldson Co., Inc.                               1,246                     68
* NVR, Inc.                                           155                     67
  KB HOME                                           1,100                     63
  Pentair, Inc.                                     1,457                     62
* Crown Castle International Corp.                  5,300                     57
* Tektronix, Inc.                                   2,400                     57
  Hubbell Inc. Class B                              1,373                     55
* Andrew Corp.                                      4,308                     53
  Graco, Inc.                                       1,300                     51
  HON Industries, Inc.                              1,382                     51
  Herman Miller, Inc.                               2,106                     49
  Molex, Inc. Class A                               1,932                     49
* AGCO Corp.                                        2,200                     49
  Cummins Inc.                                        956                     48
  Ryland Group, Inc.                                  700                     47
* Cymer, Inc.                                       1,000                     46
* Polycom, Inc.                                     2,600                     45
  MDC Holdings, Inc.                                  870                     44
  Ametek, Inc.                                      1,000                     42
* Varian Semiconductor
    Equipment Associates, Inc.                      1,000                     41
  Kennametal, Inc.                                  1,000                     39
  Roper Industries Inc.                               900                     38
* Flowserve Corp.                                   1,600                     34
  Cognex Corp.                                      1,000                     31
* Terex Corp.                                       1,300                     30

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* Axcelis Technologies, Inc.                        2,800        $            24
* Credence Systems Corp.                            1,800                     21
                                                                 ---------------
                                                                 $         7,175
                                                                 ---------------

TECHNOLOGY (22.7%)
  COMMUNICATIONS TECHNOLOGY (3.8%)
* Cisco Systems, Inc.                             201,777                  3,864
  QUALCOMM Inc.                                    22,519                    930
* Juniper Networks, Inc.                            9,300                    160
  Scientific-Atlanta, Inc.                          4,313                    147
* JDS Uniphase Corp.                               35,785                    123
* Avaya Inc.                                        8,974                     94
  Symbol Technologies, Inc.                         6,768                     92
* UTStarcom, Inc.                                   2,000                     86
* CIENA Corp.                                      12,480                     81
* NCR Corp.                                         2,563                     74
* Tellabs, Inc.                                    10,641                     69
  Harris Corp.                                      1,900                     63
* 3Com Corp.                                       10,361                     59
* ADC Telecommunications, Inc.                     22,916                     58
* Advanced Fibre
    Communications, Inc.                            2,500                     58
* Brocade Communications
    Systems, Inc.                                   6,700                     38
  Black Box Corp.                                     600                     28
* CSG Systems International, Inc.                   1,570                     24
* Extreme Networks, Inc.                            2,900                     20
* CommScope, Inc.                                   1,368                     14

COMPUTER SERVICES SOFTWARE & Systems (6.2%)
  Microsoft Corp.                                 265,171                  7,032
* Veritas Software Corp.                           11,956                    412
  Adobe Systems, Inc.                               6,655                    258
* Intuit, Inc.                                      5,399                    245
* Symantec Corp.                                    4,056                    233
* Computer Sciences Corp.                           5,083                    216
* BEA Systems, Inc.                                11,100                    150
* QLogic Corp.                                      2,699                    132
* Siebel Systems, Inc.                             12,598                    127
* Amdocs Ltd.                                       4,976                    111
* Mercury Interactive Corp.                         2,500                    110
* Cadence Design Systems, Inc.                      7,594                    108
* BMC Software, Inc.                                6,729                     99
* Citrix Systems, Inc.                              4,741                     98
* Check Point Software
    Technologies Ltd.                               5,200                     91
* Ceridian Corp.                                    4,077                     79
* Compuware Corp.                                  10,085                     60
  Autodesk, Inc.                                    3,266                     58
* Novell, Inc.                                     10,643                     54
  Reynolds & Reynolds Class A                       1,703                     49
* Sybase, Inc.                                      2,656                     45
* Acxiom Corp.                                      2,617                     42
* Mentor Graphics Corp.                             2,000                     41
  National Instruments Corp.                        1,000                     40
* CACI International, Inc.                            800                     36
* Electronics for Imaging, Inc.                     1,575                     34
* Ascential Software Corp.                          1,800                     32
* Parametric Technology Corp.                       7,070                     24
* NetIQ Corp.                                       1,600                     22
* American Management
    Systems, Inc.                                   1,155                     17
* Retek Inc.                                        1,200                      9

COMPUTER TECHNOLOGY (6.4%)
  International Business
    Machines Corp.                                 49,657                  4,072
* Dell Inc.                                        64,984                  2,121
  Hewlett-Packard Co.                              78,734                  1,568
* EMC Corp.                                        62,735                    800
* Sun Microsystems, Inc.                           91,570                    353
  Electronic Data Systems Corp.                    13,634                    298
* Apple Computer, Inc.                              9,874                    223
* Network Appliance, Inc.                           9,710                    218
* Synopsys, Inc.                                    2,195                    150
* Unisys Corp.                                      9,299                    121
* NVIDIA Corp.                                      4,400                     80
* Storage Technology Corp.                          3,069                     79
* Zebra Technologies Corp. Class A                  1,200                     64
* Maxtor Corp.                                      5,483                     63
* Emulex Corp.                                      2,300                     56
* Ingram Micro, Inc. Class A                        3,356                     47
* Gateway, Inc.                                     5,826                     34
* Quantum Corp.                                     4,316                     13

ELECTRONICS (0.1%)
* Sanmina-SCI Corp.                                14,688                    132
* Semtech Corp.                                     2,200                     46
  AVX Corp.                                         1,034                     14

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.0%)
  Intel Corp.                                     187,764                  5,374
  Texas Instruments, Inc.                          49,765                  1,187
* Analog Devices, Inc.                             10,466                    429
  Linear Technology Corp.                           8,919                    368
* Xilinx, Inc.                                      9,632                    297
* Micron Technology, Inc.                          15,685                    225
* Altera Corp.                                      9,828                    221
  Microchip Technology, Inc.                        5,800                    162
* Broadcom Corp.                                    5,946                    162
* Jabil Circuit, Inc.                               4,634                    130
* LSI Logic Corp.                                  10,695                    123
* Intersil Corp.                                    3,900                    114

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* Advanced Micro Devices, Inc.                      9,898        $           112
* Marvell Technology Group Ltd.                     2,433                    103
* PMC Sierra Inc.                                   4,883                     70
* Integrated Circuit Systems, Inc.                  2,000                     69
* Atmel Corp.                                      11,992                     55
* Avnet, Inc.                                       2,918                     53
* Arrow Electronics, Inc.                           2,429                     50
* Applied Micro Circuits Corp.                      8,446                     49
* RF Micro Devices, Inc.                            5,114                     45
* Fairchild Semiconductor
    International, Inc.                             2,500                     44
* Conexant Systems, Inc.                            7,600                     42
* Agere Systems Inc. Class A                       13,764                     42
* Integrated Device Technology Inc.                 2,900                     40
* Agere Systems Inc. Class B                       11,800                     34
* Micrel, Inc.                                      1,900                     26
* Lattice Semiconductor Corp.                       2,900                     26
* TriQuint Semiconductor, Inc.                      3,545                     20

ELECTRONICS--TECHNOLOGY (0.1%)
* Solectron Corp.                                  22,298                    132
* The Titan Corp.                                   2,200                     35
* KEMET Corp.                                       2,472                     30
* Coherent, Inc.                                      800                     21

SCIENTIFIC EQUIPMENT & Supplies (0.1%)
  Applera Corp.- Applied Biosystems Group           5,945                    129
* Varian, Inc.                                      1,000                     34
                                                                 ---------------
                                                                 $        36,751
                                                                 ---------------

UTILITIES (4.6%)
  SBC Communications Inc.                          95,389                  2,145
  BellSouth Corp.                                  53,024                  1,336
* Comcast Corp. Special Class A                    25,369                    719
* AT&T Wireless Services Inc.                      64,158                    553
* NEXTEL Communications, Inc.                      28,494                    549
  ALLTEL Corp.                                      8,922                    409
* Cox Communications, Inc. Class A                  5,701                    187
  KeySpan Corp.                                     4,513                    152
  Kinder Morgan, Inc.                               2,751                    146
  NiSource, Inc.                                    7,523                    145
  CenturyTel, Inc.                                  3,888                    135
* Cablevision Systems
    NY Group Class A                                5,429                    109
* AES Corp.                                        16,488                    107
* Citizens Communications Co.                       8,152                     93
  Telephone & Data Systems, Inc.                    1,374                     79
  Questar Corp.                                     2,411                     77
  MDU Resources Group, Inc.                         2,145                     73
  Puget Energy, Inc.                                2,714                     59
  OGE Energy Corp.                                  2,200                     48
  AGL Resources Inc.                                1,700                     47
  Philadelphia Suburban Corp.                       2,000                     47
  Hawaiian Electric Industries Inc.                 1,100                     47
  ONEOK, Inc.                                       2,130                     45
  NICOR Inc.                                        1,263                     43
  Peoples Energy Corp.                              1,000                     40
  WGL Holdings Inc.                                 1,400                     38
  Piedmont Natural Gas, Inc.                          900                     35
  IDACORP, Inc.                                     1,051                     25
  Cleco Corp.                                       1,400                     22
* Sierra Pacific Resources                          3,200                     16
                                                                 ---------------
                                                                 $         7,526
                                                                 ---------------
OTHER (0.2%)
* SPX Corp.                                         2,300                    114
  Teleflex Inc.                                     1,100                     52
  Carlisle Co., Inc.                                  933                     42
  Lancaster Colony Corp.                              800                     32
                                                                 ---------------
                                                                 $           240
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $177,114)                              $       161,561
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.05%, 9/2/2003                                  $  212                   212
  1.06%, 9/2/2003--Note E                              78                    78
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $290)                                290
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (Cost $177,404)                       $      161,851
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note B                                                        857
Liabilities--Note E                                                        (782)
                                                                 ---------------
                                                                 $           75
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $      161,926
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

------------------------------------------------------------------

                                                            AMOUNT
CALVERT SOCIAL INDEX FUND                                    (000)
------------------------------------------------------------------
AT AUGUST 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
Paid-in Capital                                        $  188,534
Undistributed Net Investment Income                           869
Accumulated Net Realized Losses                           (11,924)
Unrealized Depreciation                                   (15,553)
------------------------------------------------------------------
NET ASSETS                                             $  161,926
==================================================================
Investor Shares--Net Assets
Applicable to 21,851,405 outstanding $.001 par value
  shares of beneficial interest
    (unlimited authorization)                          $  150,147
------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES            $     6.87
==================================================================
Institutional Shares--Net Assets
Applicable to 1,712,779 outstanding $.001 par value
  shares of beneficial interest
    (unlimited authorization)                          $   11,779
------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES       $     6.88
==================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                                      YEAR ENDED AUGUST 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                   $           1,668
  Interest                                                                    5
  Security Lending                                                            4
--------------------------------------------------------------------------------
    Total Income                                              $           1,677
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Investor Shares                                                         194
    Institutional Shares                                                      7
  Marketing and Distribution
    Investor Shares                                                          19
    Institutional Shares                                                     --
Custodian Fees                                                               38
Auditing Fees                                                                13
Shareholders' Reports and Proxies
  Investor Shares                                                            14
  Institutional Shares                                                       --
--------------------------------------------------------------------------------
    Total Expenses                                                          285
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,392
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (6,002)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                     $          24,084
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $          19,474
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      CALVERT SOCIAL INDEX FUND
                                                 -------------------------------
                                                    YEAR ENDED        YEAR ENDED
                                                      AUG. 31,          AUG. 31,
                                                          2003              2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $   1,392         $     765
  Realized Net Gain (Loss)                              (6,002)          (5,575)
  Change in Unrealized Appreciation (Depreciation)      24,084          (17,116)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
     from Operations                                    19,474          (21,926)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                         (994)            (621)
  Institutional Shares                                      --               --
Realized Capital Gain
  Investor Shares                                           --               --
  Institutional Shares                                      --               --
--------------------------------------------------------------------------------
    Total Distributions                                   (994)            (621)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                       38,311           37,054
  Institutional Shares                                  10,640               --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
     Transactions                                       48,951           37,054
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             67,431           14,507
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                    94,495           79,988
--------------------------------------------------------------------------------
 End of Period                                       $ 161,926         $ 94,495
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CALVERT SOCIAL INDEX FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,            MAY 8* TO
                                                   -------------------------------------------   AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003              2002        2001        2000
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    6.02         $    7.57    $  11.14    $  10.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .07               .05         .04         .02
  Net Realized and Unrealized Gain (Loss) on Investments   .84             (1.55)      (3.57)       1.12
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       .91             (1.50)      (3.53)       1.14
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.06)             (.05)       (.03)         --
  Distributions from Realized Capital Gains                 --                --        (.01)         --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.06)             (.05)       (.04)         --
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $    6.87         $    6.02    $   7.57    $  11.14
=========================================================================================================

TOTAL RETURN**                                          15.28%           -19.96%     -31.75%      11.07%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $     150         $      94    $     80    $     40
  Ratio of Total Expenses to Average Net Assets          0.25%             0.25%       0.25%      0.25%+
  Ratio of Net Investment Income to Average Net Assets   1.18%             0.82%       0.70%      0.98%+
  Portfolio Turnover Rate                                  14%               18%         10%          3%
==========================================================================================================
*  Subscription  period for the fund was May 8, 2000,  to May 31,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement begins May 31, 2000.
** Total returns do not reflect the $10 annual account  maintenance  fee applied on balances under $10,000.
+Annualized.

CALVERT SOCIAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 14* TO
                                                                        AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     6.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .05
  Net Realized and Unrealized Gain (Loss) on Investments                    .61
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .66
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                       $     6.88
================================================================================

TOTAL RETURN                                                             10.61%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $       12
  Ratio of Total Expenses to Average Net Assets                         0.12%**
  Ratio of Net Investment Income to Average Net Assets                  1.32%**
  Portfolio Turnover Rate                                                   14%
================================================================================
*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares were first issued on January 14, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temp-orary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.


B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2003, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2003, the fund had $1,036,000 of ordinary income available for distribution. The fund had available realized losses of $11,904,000 to offset future net capital gains of $57,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through August 31, 2011, and $2,831,000 through August 31, 2012.

At August 31, 2003, net unrealized depreciation of investment securities for tax purposes was $15,553,000, consisting of unrealized gains of $12,905,000 on securities that had risen in value since their purchase and $28,458,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2003, the fund purchased $64,792,000 of investment securities and sold $16,060,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at August 31, 2003, was $76,000, for which the fund held cash collateral of $78,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                      ------------------------------------------
                                                2003                 2002
                                      --------------------- --------------------
                                         AMOUNT      SHARES   AMOUNT     SHARES
                                          (000)      (000)    (000)      (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                               $ 56,456       9,160  $ 56,138     7,847
  Issued in Lieu of Cash Distributions      910         154       551        71
  Redeemed                              (19,055)     (3,163)  (19,635)   (2,790)
--------------------------------------------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                     38,311       6,151    37,054     5,128
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
  Issued                                 12,139       1,954        --        --
  Issued in Lieu of Cash Distributions       --          --        --        --
  Redeemed                               (1,499)       (241)       --        --
--------------------------------------------------------------------------------
    Net Increase (Decrease)--
      Institutional Shares               10,640       1,713        --        --
================================================================================

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA


OCTOBER 7, 2003



--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD CALVERT SOCIAL INDEX FUND

This information for the fiscal year ended August 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

                   INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

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*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:

*    Take our Investor  Questionnaire  to find out what asset  allocation  might
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     Be a Tax-Savvy Investor.
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                                       28

                             CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings.Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money. this page intentionally left blank

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com,  Vanguard IRA, Admiral, Consolidated
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S&P 500(R),  Standard & Poor's 500, and 500 are  trademarks  of The  McGraw-Hill
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Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard
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Calvert  Social  Index is a  trademark  of  Calvert  Group,  Ltd.,  and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. The guidelines are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q2130 102003

VANGUARD(R) CALVERT SOCIAL INDEX FUND
AUGUST 31, 2003

[GRAPHIC]
ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

                          HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS

 1. letter from the chairman
 6. fund profile
 7. glossary of investment terms
 8. performance summary
10. your fund's after-tax returns
11. about your fund expenses
12. financial statements
28. advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Calvert Social Index Fund returned 15.3% during the 2003 fiscal year.
* The fund's performance was in line with the 15.6% rise in its unmanaged target index and significantly better than the 12.5% gain posted by the average large-cap growth fund.
* The fund's technology, health care, and consumer discretionary holdings earned solid returns as a postwar rally boosted returns across all U.S. stock sectors.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

FELLOW SHAREHOLDER,

The Investor Shares of Vanguard Calvert Social Index Fund returned 15.3% during the fiscal year ended August 31, 2003, as the U.S. stock market regained vigor. The fund closely tracked the performance of its target, the Calvert Social Index, and outpaced its average mutual fund peer.

[PICTURES OF JOHN J. BRENNAN]


-----------------------------------------------------------
2003 TOTAL RETURNS                        FISCAL YEAR ENDED
                                                  AUGUST 31
-----------------------------------------------------------
VANGUARD CALVERT SOCIAL INDEX FUND
  Investor Shares                                     15.3%
  Institutional Shares                                10.6*
Calvert Social Index                                  15.6
Average Large-Cap Growth Fund**                       12.5
Wilshire 5000 Index                                   14.9
-----------------------------------------------------------
 *Return since inception, January 14, 2003.
**Derived from data provided by Lipper Inc.


The adjacent table presents the 12-month total return (capital change plus reinvested dividends) for your fund's Investor Shares along with those of its comparative standards: the average competitor, the Calvert Social Index, and the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market. The table also includes the return for the fund's Institutional Shares, which require a minimum investment of $10 million and were first offered on January 14.

Details on changes in the fund's net asset values, along with its income distributions to shareholders, appear in the table on page 5. If you own Vanguard Calvert Social Index Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 10.

DISMAL AT THE START, THE STOCK MARKET PERKED UP

A slumping economy, weak corporate profits, and growing geopolitical tensions weighed heavily on the stock market as our fiscal year began, and a two-month rally from mid-October quickly ran out of steam. However, following the successful conclusion of major combat operations in Iraq, a distinctly upbeat mood began to permeate the marketplace. Stock prices began to rebound across capitalizations and industry sectors in response to solid corporate earnings announcements and a slew of positive economic reports.

--------------------------------------------------------------------------------
INSTITUTIONAL SHARES

This class of shares carries lower expenses and is available for a minimum investment of $10 Million.
--------------------------------------------------------------------------------

     The U.S. stock market, as measured by the Wilshire 5000 Index, returned 14.9% for the fiscal year. Technology and other growth-oriented stocks, which had sustained massive losses during the past few years, were among the most impressive gainers. The market's smaller stocks outpaced larger issues, demonstrating investors' renewed appetite for risk.

U.S. investors were rewarded with good returns in many international markets as well, although stock performance was only part of the story. The weakening of the U.S. dollar by almost 10% relative to the euro and Japanese yen transformed results that were mediocre by local-currency standards into strong dollar-denominated returns.

INTEREST RATES FELL FOR MONTHS, THEN BOUNCED BACK A BIT

In the bond market, the fiscal year was marked by two distinctly different phases. Prior to mid-June, the lethargic economy and on-going flight from equities to bonds drove the prices of bonds higher and their yields lower. The yield of the benchmark 10-year U.S. Treasury note dropped to a 45-year low of 3.11% on June 13. After that point, however, longer-term interest rates rose rapidly, with the yield of the 10-year note standing at 4.46% on August 31. For the 12 months, the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, provided a total return of 4.4%.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 2003
                                            ----------------------------------
                                                  ONE         THREE       FIVE
                                                 YEAR         YEARS      YEARS
------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 12.9%        -11.4%       3.1%
Russell 2000 Index (Small-caps)                 29.1          -1.2        9.5
Wilshire 5000 Index (Entire market)             14.9         -10.7        3.5
MSCI All Country World Index Free
    ex USA (International)                      12.2         -10.0        1.1
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      4.4%          8.2%       6.6%
    (Broad taxable market)
Lehman Municipal Bond Index                      3.1           6.5        5.3
Citigroup 3-Month Treasury Bill Index            1.3           2.9        3.8
==============================================================================
CPI
Consumer Price Index                             2.2%          2.2%       2.5%
------------------------------------------------------------------------------


Corporate bonds outperformed Treasuries across all maturities. High-yield corporate bonds performed spectacularly--the Lehman High Yield Index, which tracks the performance of bonds issued by com-panies with low credit ratings, returned 24.9% for the period.

Short-term interest rates generally declined for the 12 months, but rose somewhat toward the end. In an effort to add fuel to the economic recovery, the Federal Reserve Board trimmed its target for the federal funds rate twice--in November 2002 and June 2003--by a total of 75 basis points (0.75 percentage point). The rate stood at 1.00% at the fiscal year-end. The yield of the 3-month Treasury bill, which typically lags Fed moves, began the fiscal year at 1.67% and closed at 0.97% after falling to 0.81% in mid-June.

FOR THE FUND, A STRONG SECOND HALF FOLLOWED A POOR START

The performance of Vanguard Calvert Social Index Fund reflected the starkly different moods in the stock market during the first and second halves of the fiscal year. From August 31, 2002, through February 28, 2003, the fund's Investor Shares returned -5.7%. During the second half of the year, they gained 22.2%.

The turnaround in the fund's performance mirrored the strong post-war resurgence of the overall market. Stocks of companies in the technology, health care, and consumer discretionary sectors--which together accounted for 55% of the fund's assets at the fiscal year-end-- posted strong results and were among the largest contributors to the fund's return.

The contribution of technology stocks to the fund's success is particularly noteworthy, as these stocks severely hampered performance in 2001 and 2002. For 2003, the fund's tech holdings rose more than 32%. The fund's relatively large allocation to such stocks, in both up markets and down, results from the social screens of the target Calvert Social Index. The index criteria exclude many companies in older industries that generally fall into the value stock category, thus producing a lineup with a tilt toward growth sectors such as technology.

Also boosting performance was a rebound in financial services stocks, the fund's largest sector at 29% of assets. These stocks experienced steep losses early in the fiscal year, when investors were repelled by headlines about accounting and management misdeeds, but the group recovered to gain about 7% for the full 12 months.

THE FUND'S RECORD SINCE INCEPTION REFLECTS A TOUGH MARKET

Vanguard Calvert Social Index Fund began operations on May 31, 2000, just after the onset of what proved to be a severe three-year downturn in the U.S. stock market. As a result, the fund's since-inception performance is quite disappointing. Viewed in context, however, things look a bit better. As the chart at left shows, the fund has met its mandate to closely track the total return of the Calvert Social Index and has fared significantly better--that is, lost less--than the average large-cap growth fund. An initial investment of $10,000 in the fund would have been worth $6,994 on August 31, while the same investment in the average peer would have resulted in some $1,100 less.

------------------------------------------------------------------------------
TOTAL RETURNS                                                   MAY 31, 2000,*
                                                            TO AUGUST 31, 2003
------------------------------------------------------------------------------
                                              AVERAGE           FINAL VALUE OF
                                               ANNUAL                A $10,000
                                               RETURN       INITIAL INVESTMENT
------------------------------------------------------------------------------
Calvert Social Index Fund
    Investor Shares                            -10.4%                   $6,994
Calvert Social Index                           -10.3                     7,013
Average Large-Cap
    Growth Fund                                -15.3                     5,835
Wilshire 5000 Index                             -7.3                     7,825
------------------------------------------------------------------------------
*Fund inception.

Through both good and bad markets, one factor that enhances your fund's long-term competitiveness is its low operating costs. During fiscal 2003, for example, the fund's Investor Shares had an expense ratio (operating expenses as a percentage of average net assets) of 0.25%, or $2.50 per $1,000 invested--just a fraction of the 1.57%, or $15.70 per $1,000 invested, charged by the average large-cap growth fund. Our Institutional Shares enjoyed an even lower expense ratio of 0.12% (annualized since inception on January 14). Over time, these low costs mean that more of your fund's returns stay in your account, where they can keep working for you.

KEEP YOUR FOCUS ON A LONG-TERM INVESTMENT PLAN

The stock market looked more enticing in the past few months than it had in a long time. Does that mean we should expect even better things to come? Is now the "right" time to put more assets in stocks?

The truth is that not even the most skilled market-watcher can answer those questions. Nobody knows what the future holds for any asset class. That's why Vanguard has always advocated a balanced, long-term investment approach that includes a mix of stock, bond, and money market funds appropriate for your unique goals, financial circumstances, and risk tolerance. Vanguard Calvert Social Index

Fund, which exemplifies both the principles of socially screened investing and the benefits of indexing--broad diversification, tax efficiency, and low costs--can serve a role in such a portfolio.

Thank you for your continued confidence in Vanguard.

Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
chairman and chief executive officer

SEPTEMBER 15, 2003







--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2002-AUGUST 31, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                               STARTING        ENDING        INCOME      CAPITAL
                            SHARE PRICE   SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares                 $6.02         $6.87         $0.06        $0.00
  Institutional Shares*            6.22          6.88          0.00         0.00
--------------------------------------------------------------------------------
*Since inception, January 14, 2003.

FUND PROFILE                                                     As of 8/31/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 7.


CALVERT SOCIAL INDEX FUND
-------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               TARGET         BROAD
                                   FUND        INDEX*       INDEX**
-------------------------------------------------------------------
Number of Stocks                    631           629         5,319
Median Market Cap                $31.1B        $28.7B        $26.8B
Price/Earnings Ratio              23.4x         22.7x         21.7x
Price/Book Ratio                   3.0x          3.0x          2.8x
Yield                                            1.3%          1.6%
  Investor Shares                  1.2%
  Institutional Shares             1.3%
Return on Equity                  16.3%         16.2%         19.9%
Earnings Growth Rate              13.7%         13.9%          7.7%
Foreign Holdings                   0.1%          0.1%          0.8%
Turnover Rate                       14%            --            --
Expense Ratio                                      --            --
 Investor Shares                  0.25%
 Institutional Shares            0.12%+
Cash Investments                     0%            --            --
-------------------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                  4.3%
  (software)
Pfizer Inc.                                      4.2
  (pharmaceuticals)
Intel Corp.                                      3.3
  (electronics)
Johnson & Johnson                                2.6
  (pharmaceuticals)
International Business Machines Corp.            2.5
  (computer hardware)
American International Group, Inc.               2.4
  (insurance)
Cisco Systems, Inc.                              2.4
  (computer hardware)
Bank of America Corp.                            2.1
  (banking)
Merck & Co., Inc.                                2.0
  (pharmaceuticals)
Wells Fargo & Co.                                1.5
  (banking)
-----------------------------------------------------
Top Ten                                         27.3%
-----------------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES

                                TARGET                BROAD
                      FUND      INDEX*   FUND       INDEX**
-----------------------------------------------------------
R-Squared             1.00        1.00   0.97          1.00
Beta                  1.00        1.00   1.13          1.00
-----------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


------------------------------
INVESTMENT FOCUS

MARKET CAP               Large
STYLE                   Growth
------------------------------

-------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                          TARGET        BROAD
                                FUND      INDEX*      INDEX**
-------------------------------------------------------------
Auto & Transportation             2%          2%           3%
Consumer Discretionary           13          13           16
Consumer Staples                  3           3            7
Financial Services               29          30           22
Health Care                      19          18           13
Integrated Oils                   0           0            3
Other Energy                      1           1            2
Materials & Processing            1           1            4
Producer Durables                 4           4            4
Technology                       23          23           15
Utilities                         5           5            7
Other                             0           0            4
-------------------------------------------------------------
*Calvert Social Index.
**Wilshire 5000 Index.
+Annualized.

                                                            VISIT OUR WEBSITE AT
                                                                    VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index or by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 8/31/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 31, 2000-AUGUST 31, 2003

           CALVERT SOCIAL                                              AVERAGE
               INDEX FUND          WILSHIRE           CALVERT        LARGE-CAP
          INVESTOR SHARES        5000 INDEX      SOCIAL INDEX    GROWTH FUND**

5/31/2000           10000             10000             10000            10000
   200008           11107             11055             11547            10971
   200011            9103              9063              8746             9214
   200102            8431              8397              7589             8814
   200105            8451              8418              7665             8986
   200108            7580              7553              6635             8164
   200111            7801              7789              6671             8202
   200202            7387              7380              6201             8076
   200205            7115              7106              6028             7924
   200208            6067              6064              5138             6812
   200211            6359              6365              5140             6996
   200302            5722              5731              4622             6333
   200305            6638              6648              5429             7353
   200308            6994              7013              5777             7825
--------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED AUGUST 31, 2003
                                    -------------------------------- FINAL VALUE
                                             ONE        SINCE       OF A $10,000
                                            YEAR    INCEPTION         INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares*                        15.28%      -10.42%             $6,994
Wilshire 5000 Index                       14.87        -7.27               7,825
Calvert Social Index                      15.65       -10.34               7,013
Average Large-Cap Growth Fund**           12.45       -15.27               5,835
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                                        SINCE      A $10,000,000
                                                   INCEPTION+         INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Institutional Shares                                 10.61%        $11,061,093
Wilshire 5000 Index                                    12.32          11,231,937
Calvert Social Index                                   10.55          11,055,102
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MAY 31, 2000-AUGUST 31, 2003

                 CALVERT SOCIAL
                   INDEX FUND                    CALVERT
                INVESTOR SHARES               SOCIAL INDEX

2000                   11.2                       10.5
2001                  -31.8                      -31.7
2002                    -20                      -19.7
2003                   15.3                       15.6
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.
+January 14, 2003.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                                ONE    -------------------------
                              INCEPTION DATE   YEAR     CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares*                 5/31/2000   2.89%     -12.72%   0.57% -12.15%
  Institutional Shares             1/14/2003   6.11**         --      --      --
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2003

                                                                           SINCE
                                                   ONE YEAR           INCEPTION*
                                                --------------------------------
CALVERT SOCIAL INDEX FUND INVESTOR SHARES**
  Returns Before Taxes                               15.28%              -10.42%
  Returns After Taxes on Distributions               14.83               -10.64
  Returns After Taxes on Distributions and
     Sale of Fund Shares                              9.86                -8.81
--------------------------------------------------------------------------------
*May 31, 2000.
**Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

                            ABOUT YOUR FUND EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended August 31, 2003. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                        FUND      COST OF $10,000     PEER GROUP
                               EXPENSE RATIO   INVESTMENT IN FUND  EXPENSE RATIO
--------------------------------------------------------------------------------
Calvert Social Index Fund
  Investor Shares                      0.25%                  $27          1.57%
  Institutional Shares                 0.12*                   13          1.57
--------------------------------------------------------------------------------
*    Annualized; the Institutional Shares' inception was January 14, 2003.
The funds do not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.


You can find more information about a fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 8/31/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.9%)
  United Parcel Service, Inc.                      14,738        $           925
  FedEx Corp.                                       8,002                    537
  Harley-Davidson, Inc.                             8,740                    435
  Southwest Airlines Co.                           19,934                    341
  Genuine Parts Co.                                 4,971                    159
  Delphi Corp.                                     14,032                    127
  Expeditors International of
    Washington, Inc.                                3,000                    113
  C.H. Robinson Worldwide, Inc.                     2,268                     86
* Gentex Corp.                                      2,200                     83
  BorgWarner, Inc.                                    800                     57
  CNF Inc.                                          1,365                     41
  Delta Air Lines, Inc.                             3,100                     40
  ArvinMeritor, Inc.                                1,900                     36
* Swift Transportation Co., Inc.                    1,500                     32
  Skywest, Inc.                                     1,700                     30
* Continental Airlines, Inc. Class B                1,900                     29
  Visteon Corp.                                     3,600                     24
* Kansas City Southern                              1,700                     21
* Atlantic Coast Airlines
    Holdings Inc.                                   1,100                      9
                                                                 ---------------
                                                                 $         3,125
                                                                 ---------------
CONSUMER DISCRETIONARY (13.0%)
  Home Depot, Inc.                                 66,108                  2,126
* AOL Time Warner Inc.                            123,219                  2,016
  Lowe's Cos., Inc.                                20,296                  1,113
  Target Corp.                                     23,646                    960
  Gillette Co.                                     26,672                    866
  Kimberly-Clark Corp.                             14,678                    750
* eBay Inc.                                        12,186                    675
* Kohl's Corp.                                      8,639                    546
* Yahoo! Inc.                                      14,609                    488
* InterActiveCorp                                  12,634                    468
  Avon Products, Inc.                               6,726                    431
  Omnicom Group Inc.                                5,439                    425
* Costco Wholesale Corp.                           13,064                    419
* Best Buy Co., Inc.                                7,545                    392
  The Gap, Inc.                                    18,445                    385
* Electronic Arts Inc.                              4,172                    374
* Amazon.com, Inc.                                  8,048                    374
* Bed Bath & Beyond, Inc.                           8,378                    361
* Staples, Inc.                                    14,035                    346
  The McGraw-Hill Cos., Inc.                        5,464                    333
* Starbucks Corp.                                  11,094                    316
* Apollo Group, Inc. Class A                        3,826                    245
* EchoStar Communications
    Corp. Class A                                   6,546                    242
  Eastman Kodak Co.                                 8,200                    229
  Dollar General Corp.                              8,645                    198
  New York Times Co. Class A                        4,329                    192
  Family Dollar Stores, Inc.                        4,631                    186
  Newell Rubbermaid, Inc.                           7,458                    177

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  J.C. Penney Co., Inc.
    (Holding Company)                               7,750        $           164
* Office Depot, Inc.                                8,743                    159
* Univision Communications Inc.                     4,174                    156
  Whirlpool Corp.                                   2,000                    139
* Dollar Tree Stores, Inc.                          3,274                    128
* Career Education Corp.                            2,600                    117
  Estee Lauder Cos. Class A                         3,220                    111
  Darden Restaurants Inc.                           4,838                    105
  Jones Apparel Group, Inc.                         3,400                    105
  Ross Stores, Inc.                                 2,040                    103
* Robert Half International, Inc.                   4,521                    101
* ChoicePoint Inc.                                  2,500                     98
* PETsMART, Inc.                                    4,066                     97
  E.W. Scripps Co. Class A                          1,105                     96
  Black & Decker Corp.                              2,217                     95
  Sabre Holdings Corp.                              4,174                     94
* Brinker International, Inc.                       2,732                     93
  Harman International
    Industries, Inc.                                  900                     90
* CDW Corp.                                         1,716                     89
* Iron Mountain, Inc.                               2,250                     83
* Monster Worldwide Inc.                            3,044                     83
* Williams-Sonoma, Inc.                             2,652                     81
  Manpower Inc.                                     2,002                     78
* Lamar Advertising Co. Class A                     2,318                     77
* Convergys Corp.                                   4,301                     77
  Fastenal Co.                                      1,902                     77
  Nordstrom, Inc.                                   2,881                     75
* Corinthian Colleges, Inc.                         1,300                     75
  R.R. Donnelley & Sons Co.                         2,966                     75
  Outback Steakhouse                                1,900                     73
  The Stanley Works                                 2,420                     73
* Krispy Kreme Doughnuts, Inc.                      1,500                     66
  Belo Corp. Class A                                2,759                     64
* Hispanic Broadcasting Corp.                       1,938                     61
  Viad Corp.                                        2,527                     60
  Maytag Corp.                                      2,214                     60
* ITT Educational Services, Inc.                    1,300                     56
* Entercom Communications Corp.                     1,100                     55
* Education Management Corp.                          900                     55
* O'Reilly Automotive, Inc.                         1,400                     54
* Tech Data Corp.                                   1,570                     52
* The Cheesecake Factory                            1,400                     51
* Getty Images, Inc.                                1,200                     49
* The Corporate Executive Board Co.                 1,100                     49
* Saks Inc.                                         3,600                     45
* Borders Group, Inc.                               2,304                     45
* DeVry, Inc.                                       1,700                     44
  Snap-On Inc.                                      1,479                     44
  Reebok International Ltd.                         1,300                     43
* Valassis Communications, Inc.                     1,476                     43
* Furniture Brands
    International Inc.                              1,500                     43
  Regis Corp.                                       1,200                     42
* BJ's Wholesale Club, Inc.                         1,899                     41
  Meredith Corp.                                      869                     41
  Ruby Tuesday, Inc.                                1,800                     41
* DoubleClick Inc.                                  3,559                     40
  Alberto-Culver Co. Class B                          700                     40
* Advance Auto Parts, Inc.                            533                     40
  Lee Enterprises, Inc.                             1,000                     39
  Media General, Inc. Class A                         636                     39
* Charter Communications, Inc.                      8,500                     38
* Extended Stay America, Inc.                       2,500                     38
  Harte-Hanks, Inc.                                 2,000                     38
* Overture Services, Inc.                           1,500                     37
* United Statioers, Inc.                              900                     37
  John Wiley & Sons Class A                         1,282                     36
  Ethan Allen Interiors, Inc.                         900                     35
* Linens 'n Things, Inc.                            1,200                     35
* Barnes & Noble, Inc.                              1,293                     34
  La-Z-Boy Inc.                                     1,500                     34
* BearingPoint, Inc.                                3,876                     32
* American Greetings Corp. Class A                  1,700                     31
* CEC Entertainment Inc.                              800                     31
* Tommy Hilfiger Corp.                              2,499                     31
* Earthlink, Inc.                                   4,057                     31
* Arbitron Inc.                                       800                     30
* Hollywood Entertainment Corp.                     1,600                     28
  Callaway Golf Co.                                 1,802                     27
  The Brink's Co.                                   1,600                     26
  Blyth, Inc.                                         900                     25
  Tupperware Corp.                                  1,500                     24
* Cox Radio, Inc.                                   1,000                     24
* Insight Enterprises, Inc.                         1,300                     23
* Scholastic Corp.                                   800                      23
* Catalina Marketing Corp.                          1,275                     18
  Washington Post Co. Class B                         20                      14
  The Nautilus Group, Inc.                           900                      11
                                                                 ---------------
                                                                 $        20,893
                                                                 ---------------
CONSUMER STAPLES (2.9%)
  Walgreen Co.                                     29,420                    958
  Colgate-Palmolive Co.                            15,517                    858
  Sysco Corp.                                      18,688                    588
  General Mills, Inc.                              10,571                    490
  CVS Corp.                                        11,260                    367
  H.J. Heinz Co.                                   10,110                    327
  Kellogg Co.                                       6,679                    224
  Wm. Wrigley Jr. Co.                               4,208                    223
  Hershey Foods Corp.                               2,600                    182
* Whole Foods Market, Inc.                          1,700                     92

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  SuperValu Inc.                                    3,788                  $  91
  McCormick & Co., Inc.                             2,322                     62
  Dial Corp.                                        2,702                     55
* Performance Food Group Co.                        1,333                     52
  Church & Dwight, Inc.                             1,100                     35
* American Italian Pasta Co.                          500                     21
                                                                 ---------------
                                                                 $         4,625
                                                                 ---------------
FINANCIAL SERVICES (29.6%)
  BANKS--NEW YORK CITY (1.6%)

  J.P. Morgan Chase & Co.                          58,349                  1,997
  The Bank of New York Co., Inc.                   20,940                    616

BANKS--OUTSIDE NEW YORK CITY (12.3%)

  Bank of America Corp.                            42,996                  3,407
  Wells Fargo & Co.                                48,163                  2,415
  Wachovia Corp.                                   38,664                  1,630
  Bank One Corp.                                   33,309                  1,315
  U.S. Bancorp                                     54,960                  1,314
  FleetBoston Financial Corp.                      30,074                    890
  Fifth Third Bancorp                              13,897                    814
  BB&T Corp.                                       16,032                    585
  National City Corp.                              17,517                    555
  SunTrust Banks, Inc.                              6,913                    423
  State Street Corp.                                9,563                    420
  Mellon Financial Corp.                           12,425                    390
  PNC Financial Services Group                      8,129                    387
  KeyCorp                                          12,102                    330
  SouthTrust Corp.                                  9,752                    283
  M & T Bank Corp.                                  3,025                    255
  Comerica, Inc.                                    5,010                    247
  Northern Trust Corp.                              5,533                    234
  Regions Financial Corp.                           6,301                    222
  AmSouth Bancorp                                  10,092                    217
  Synovus Financial Corp.                           8,771                    214
  Marshall & Ilsley Corp.                           6,075                    188
  Union Planters Corp.                              5,635                    180
  North Fork Bancorp, Inc.                          4,537                    153
  First Tennessee National Corp.                    3,600                    149
  National Commerce Financial Corp.                 5,944                    149
  Zions Bancorp                                     2,615                    146
  Popular, Inc.                                     3,533                    133
  Banknorth Group, Inc.                             4,687                    132
  Huntington Bancshares Inc.                        6,300                    126
  Compass Bancshares Inc.                           3,653                    126
  Mercantile Bankshares Corp.                       2,364                     97
  TCF Financial Corp.                               2,012                     93
  Hibernia Corp. Class A                            4,416                     92
  Commerce Bancshares, Inc.                         1,800                     78
  Commerce Bancorp, Inc.                            1,900                     77
  Associated Banc-Corp                              2,014                     77
  Valley National Bancorp                           2,697                     76
  Doral Financial Corp.                             1,800                     74
  Fulton Financial Corp.                            3,103                     63
  City National Corp.                               1,167                     60
  Wilmington Trust Corp.                            1,888                     60
  Bank of Hawaii Corp.                              1,740                     59
  Sky Financial Group, Inc.                         2,500                     59
  Cullen/Frost Bankers, Inc.                        1,500                     57
  Hudson United Bancorp                             1,300                     51
  FirstMerit Corp.                                  2,021                     51
  Investors Financial Services Corp.                1,700                     51
  Colonial BancGroup, Inc.                          3,251                     48
  Park National Corp.                                 394                     44
  Westamerica Bancorporation                        1,000                     44
  BancorpSouth, Inc.                                2,000                     43
  Old National Bancorp                              1,796                     42
  First Midwest Bancorp, Inc.                       1,350                     41
  Trustmark Corp.                                   1,496                     39
  Whitney Holdings Corp.                            1,100                     38
  United Bankshares, Inc.                           1,200                     37
  Southwest Bancorporation
    of Texas, Inc.                                    900                     33
  The South Financial Group, Inc.                   1,300                     32
  Community First Bankshares, Inc.                  1,100                     31
  Greater Bay Bancorp                               1,500                     31
  Chittenden Corp.                                  1,000                     29
  Citizens Banking Corp.                            1,100                     29
* Silicon Valley Bancshares                         1,000                     24

DIVERSIFIED FINANCIAL SERVICES (1.8%)
    American Express Co.                           33,206                  1,496
    Marsh & McLennan Cos., Inc.                    15,351                    768
    The Goldman Sachs Group, Inc.                   6,931                    613
  * BISYS Group, Inc.                               3,448                     63
    Leucadia National Corp.                         1,000                     38

FINANCE COMPANIES (0.2%)
Capital One Financial Corp.                         6,465                    345

FINANCE--SMALL LOAN (0.4%)
  SLM Corp.                                        13,242                    532
* AmeriCredit Corp.                                 4,500                     48

FINANCIAL DATA PROCESSING SERVICES (1.9%)
  First Data Corp.                                 21,594                    829
  Automatic Data Processing, Inc.                  17,148                    684
  Paychex, Inc.                                     9,665                    348
* SunGard Data Systems, Inc.                        8,112                    229
* Fiserv, Inc.                                      5,547                    216
* Concord EFS, Inc.                                13,895                    192
* Affiliated Computer
    Services, Inc. Class A                          3,657                    181

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* DST Systems, Inc.                                 3,181        $           126
  Fair, Isaac, Inc.                                 1,400                     82
  Delux Corp.                                       1,602                     68
* CheckFree Corp.                                   1,808                     42
  Jack Henry & Associates Inc.                      2,100                     39
  NDCHealth Corp.                                   1,000                     21
* Advent Software, Inc.                               900                     15

FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                     3,616                    188
* The Dun & Bradstreet Corp.                        2,160                     91
  Dow Jones & Co., Inc.                             1,121                     48

FINANCIAL MISCELLANEOUS (3.0%)
  Fannie Mae                                       28,147                  1,824
  Freddie Mac                                      19,904                  1,058
  MBNA Corp.                                       32,584                    761
  MBIA, Inc.                                        4,184                    236
  H & R Block, Inc.                                 4,664                    206
  Ambac Financial Group, Inc.                       3,041                    197
  MGIC Investment Corp.                             2,842                    160
  Radian Group, Inc.                                2,700                    128
  Fidelity National Financial, Inc.                 3,891                    112
* Providian Financial Corp.                         8,181                     84
  First American Corp.                              2,200                     53
  Brown & Brown, Inc.                               1,600                     50
  Nationwide Financial Services, Inc.               1,600                     47
  Cross Timbers Royalty Trust                          38                      1

INSURANCE--LIFE (0.6%)
  Prudential Financial, Inc.                       15,826                    576
  The Principal Financial Group, Inc.               8,009                    252
  Jefferson-Pilot Corp.                             4,111                    182
  The MONY Group Inc.                               1,300                     36

INSURANCE--MULTILINE (4.0%)
  American International Group, Inc.               65,854                  3,923
  AFLAC Inc.                                       14,716                    471
  The Hartford Financial
    Services Group Inc.                             7,398                    394
  St. Paul Cos., Inc.                               6,539                    227
  CIGNA Corp.                                       4,052                    193
  Lincoln National Corp.                            5,063                    179
  Aon Corp.                                         7,811                    173
  Cincinnati Financial Corp.                        4,018                    162
  SAFECO Corp.                                      4,008                    145
  Torchmark Corp.                                   3,377                    136
  UnumProvident Corp.                               7,423                    105
  Arthur J. Gallagher & Co.                         2,600                     70
* Markel Corp.                                        257                     69
  Protective Life Corp.                             1,787                     52
  StanCorp Financial Group, Inc.                      900                     51
  Unitrin, Inc.                                     1,396                     41
  American National Insurance Co.                     436                     37
* Allmerica Financial Corp.                         1,473                     35

INSURANCE--PROPERTY-CASUALTY (1.2%)
  Progressive Corp. of Ohio                         5,477                    387
  The Chubb Corp.                                   4,937                    335
  XL Capital Ltd. Class A                           3,900                    295
  ACE Ltd.                                          7,533                    243
  Everest Re Group, Ltd.                            1,463                    107
  The PMI Group Inc.                                2,520                     89
  RenaissanceRe Holdings Ltd.                       1,900                     79
  White Mountains
    Insurance Group Inc.                              190                     76
  W.R. Berkley Corp.                                2,100                     69
  PartnerRe Ltd.                                    1,296                     65
  HCC Insurance Holdings, Inc.                      1,700                     50
  Transatlantic Holdings, Inc.                        670                     47
  Erie Indemnity Co. Class A                        1,122                     46
  Mercury General Corp.                               800                     35
  Commerce Group, Inc.                                800                     29
* Ohio Casualty Corp.                               1,800                     25

INVESTMENT MANAGEMENT COMPANIES (0.5%)
  T. Rowe Price Group Inc.                          3,561                    151
  Janus Capital Group Inc.                          6,875                    119
  Allied Capital Corp.                              3,200                     82
  Federated Investors, Inc.                         2,716                     80
  SEI Corp.                                         2,144                     75
  Neuberger Berman Inc.                             1,654                     69
  Waddell & Reed Financial, Inc.                    2,367                     61
  Eaton Vance Corp.                                 1,718                     59
* Affiliated Managers Group, Inc.                     600                     41

RENT & LEASE SERVICES--COMMERCIAL
* United Rentals, Inc.                              1,497                     25

SAVINGS & LOAN (1.3%)
  Washington Mutual, Inc.                          26,603                  1,037
  Golden West Financial Corp.                       3,734                    322
  Sovereign Bancorp, Inc.                           7,468                    147
  Green Point Financial Corp.                       3,431                    116
  New York Community Bancorp, Inc.                  3,600                    111
  Astoria Financial Corp.                           2,146                     69
  Hudson City Bancorp, Inc.                         2,000                     58
  People's Bank                                     1,700                     51
  Webster Financial Corp.                           1,200                     47
  Independence Community Bank Corp.                 1,400                     46
  Washington Federal Inc.                           1,750                     44

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  IndyMac Bancorp, Inc.                             1,500        $            35
  Staten Island Bancorp, Inc.                       1,500                     31
  Commercial Federal Corp.                          1,200                     30
  Downey Financial Corp.                              600                     25

SECURITIES BROKERS & Services (0.6%)
  Charles Schwab Corp.                             29,422                    320
  Franklin Resources Corp.                          4,135                    179
  Legg Mason Inc.                                   1,969                    141
* E*TRADE Group, Inc.                              10,189                     94
  A.G. Edwards & Sons, Inc.                         2,320                     84
  Jefferies Group, Inc.                             1,400                     42
  American Capital Strategies, Ltd.                 1,579                     39
  LaBranche & Co. Inc.                              1,600                     28
* Investment Technology Group, Inc.                 1,450                     26
                                                                 ---------------
                                                                 $        47,991
                                                                 ---------------

HEALTH CARE (18.6%)
  BIOTECH RESEARCH & Production (2.2%)
* Amgen, Inc.                                      33,874                  2,232
* Genzyme Corp.-General Division                    6,126                    289
* Biogen, Inc.                                      4,302                    170
* IDEC Pharmaceuticals Corp.                        4,433                    154
* Millennium Pharmaceuticals, Inc.                  7,888                    110
* Invitrogen Corp.                                  1,300                     75
* Cephalon, Inc.                                    1,600                     71
* ICOS Corp.                                        1,593                     62
* Millipore Corp.                                   1,300                     59
* Quintiles Transnational Corp.                     3,255                     46
* IDEXX Laboratories Corp.                          1,000                     42
* OSI Pharmaceuticals, Inc.                         1,000                     38
* Protein Design Labs, Inc.                         2,600                     32
* Abgenix, Inc.                                     2,200                     29
* Applera Corp.-
    Celera Genomics Group                           2,100                     21
* Enzon Pharmaceuticals, Inc.                       1,100                     13
* Transkaryotic Therapies, Inc.                       700                      9

DRUGS & PHARMACEUTICALS (11.7%)
  Pfizer Inc.                                     226,899                  6,789
  Johnson & Johnson                                85,317                  4,230
  Merck & Co., Inc.                                64,451                  3,243
  Bristol-Myers Squibb Co.                         55,732                  1,414
  Cardinal Health, Inc.                            12,871                    733
  Schering-Plough Corp.                            42,011                    638
* Forest Laboratories, Inc.                        10,356                    487
* Gilead Sciences, Inc.                             5,736                    383
  Allergan, Inc.                                    3,833                    305
* MedImmune Inc.                                    6,792                    237
  AmerisourceBergen Corp.                           3,200                    186
* Barr Laboratories, Inc.                           1,693                    115
* IVAX Corp.                                        4,366                     86
* SICOR, Inc.                                       2,300                     46
  Medicis Pharmaceutical Corp.                        733                     45
* Vertex Pharmaceuticals, Inc.                      1,886                     24
* Alkermes, Inc.                                    1,600                     18

ELECTRONICS--MEDICAL SYSTEMS (1.2%)
  Medtronic, Inc.                                  34,906                  1,731
* Varian Medical Systems, Inc.                      2,000                    112
* Affymetrix, Inc.                                  1,400                     32

HEALTH & PERSONAL CARE (0.6%)
* Anthem, Inc.                                      4,033                    295
  McKesson Corp.                                    8,313                    272
* Express Scripts Inc.                              1,804                    117
* Lincare Holdings, Inc.                            2,979                    103
  Omnicare, Inc.                                    2,923                     99
* Apria Healthcare Group Inc.                       1,600                     41
* Accredo Health, Inc.                              1,350                     32

HEALTH CARE FACILITIES (0.3%)
* Quest Diagnostics, Inc.                           2,300                    138
* Laboratory Corp. of
    America Holdings                                4,200                    127
  Health Management
    Associates Class A                              5,691                    127
* DaVita, Inc.                                      1,741                     53
* Renal Care Group, Inc.                            1,400                     51
* Pharmaceutical Product
    Development, Inc.                               1,400                     36
* LifePoint Hospitals, Inc.                         1,000                     29

HEALTH CARE MANAGEMENT SERVICES (0.8%)
* WellPoint Health
    Networks Inc. Class A                           4,236                    330
* Caremark Rx, Inc.                                 7,500                    188
  IMS Health, Inc.                                  6,494                    126
* Health Net Inc.                                   2,976                     95
* WebMD Corp.                                       8,770                     90
* Oxford Health Plans, Inc.                         2,410                     87
* AdvancePCS                                        1,900                     76
* Universal Health Services Class B                 1,482                     74
* First Health Group Corp.                          2,737                     72
* Mid Atlantic Medical Services, Inc.               1,400                     69
* Cerner Corp.                                        800                     28
* Orthodontic Centers of America, Inc.              1,100                      8

MEDICAL & Dental Instruments & Supplies (1.8%)
* Boston Scientific Corp.                           8,358                    502
  Guidant Corp.                                     8,914                    447
  Stryker Corp.                                     3,994                    303
* Zimmer Holdings, Inc.                             5,600                    290

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* St. Jude Medical, Inc.                            5,226                    272
  Becton, Dickinson & Co.                           7,339                    268
  Biomet, Inc.                                      6,817                    203
* Patterson Dental Co.                              2,000                    109
  DENTSPLY International Inc.                       1,956                     86
  Beckman Coulter, Inc.                             1,800                     80
* Henry Schein, Inc.                                1,300                     75
* Apogent Technologies Inc.                         2,873                     63
* Edwards Lifesciences Corp.                        1,700                     48
* ResMed Inc.                                       1,000                     43
* Respironics, Inc.                                 1,000                     42
* Cytyc Corp.                                       3,100                     41
* Techne Corp.                                      1,200                     40
  Invacare Corp.                                      900                     34


MEDICAL SERVICES
* Coventry Health Care Inc.                         1,200                     56
                                                                 ---------------
                                                                 $        30,071
                                                                 ---------------
MATERIALS & PROCESSING (1.4%)
  Weyerhaeuser Co.                                  6,300                    375
  Masco Corp.                                      13,631                    338
  Praxair, Inc.                                     4,714                    301
  Air Products & Chemicals, Inc.                    6,113                    289
  Avery Dennison Corp.                              2,785                    152
* American Standard Cos., Inc.                      1,800                    144
  Ecolab, Inc.                                      5,300                    137
* Sealed Air Corp.                                  2,412                    117
  Sigma-Aldrich Corp.                               1,736                     95
  Bemis Co., Inc.                                   1,500                     68
* Catellus Development Corp.                        2,244                     53
* Cabot Microelectronics Corp.                        700                     46
  Harsco Corp.                                      1,154                     45
  AptarGroup Inc.                                   1,000                     39
  York International Corp.                          1,100                     36
  Corn Products International, Inc.                 1,000                     32
  Worthington Industries, Inc.                      1,900                     29
  Hughes Supply, Inc.                                 600                     21
                                                                 ---------------
                                                                 $         2,317
                                                                 ---------------

OTHER ENERGY (0.5%)
  EOG Resources, Inc.                               3,321                    141
* Smith International, Inc.                         2,932                    115
  XTO Energy, Inc.                                  5,237                    111
* Pioneer Natural Resources Co.                     3,300                     84
  Equitable Resources, Inc.                         1,800                     71
* Cooper Cameron Corp.                              1,400                     68
* Calpine Corp.                                    10,300                     58
  Chesapeake Energy Corp.                           5,300                     57
* FMC Technologies Inc.                             1,838                     44
* Key Energy Services, Inc.                         3,600                     37
* Grant Prideco, Inc.                               3,200                     37
* SEACOR SMIT Inc.                                    600                     24
                                                                 ---------------
                                                                 $           847
                                                                 ---------------

PRODUCER DURABLES (4.4%)
* Applied Materials, Inc.                          47,190                  1,019
  Emerson Electric Co.                             12,133                    677
  Illinois Tool Works, Inc.                         7,604                    550
  Deere & Co.                                       6,915                    391
* KLA-Tencor Corp.                                  5,447                    323
* Agilent Technologies, Inc.                       12,266                    298
  Pitney Bowes, Inc.                                6,757                    264
  Danaher Corp.                                     3,225                    249
* Lexmark International, Inc.                       3,672                    246
* Xerox Corp.                                      21,094                    227
  Dover Corp.                                       5,774                    220
  Parker Hannifin Corp.                             3,451                    171
* Novellus Systems, Inc.                            4,258                    170
  Cooper Industries, Inc. Class A                   2,600                    132
  W.W. Grainger, Inc.                               2,356                    117
  D. R. Horton, Inc.                                3,650                    114
* Waters Corp.                                      3,601                    110
  Diebold, Inc.                                     2,095                    102
  Pulte Homes, Inc.                                 1,426                     95
* LAM Research Corp.                                3,600                     93
  American Power Conversion Corp.                   5,159                     92
  Pall Corp.                                        3,600                     90
* Teradyne, Inc.                                    4,930                     88
* Garmin Ltd.                                       1,906                     76
  Donaldson Co., Inc.                               1,246                     68
* NVR, Inc.                                           155                     67
  KB HOME                                           1,100                     63
  Pentair, Inc.                                     1,457                     62
* Crown Castle International Corp.                  5,300                     57
* Tektronix, Inc.                                   2,400                     57
  Hubbell Inc. Class B                              1,373                     55
* Andrew Corp.                                      4,308                     53
  Graco, Inc.                                       1,300                     51
  HON Industries, Inc.                              1,382                     51
  Herman Miller, Inc.                               2,106                     49
  Molex, Inc. Class A                               1,932                     49
* AGCO Corp.                                        2,200                     49
  Cummins Inc.                                        956                     48
  Ryland Group, Inc.                                  700                     47
* Cymer, Inc.                                       1,000                     46
* Polycom, Inc.                                     2,600                     45
  MDC Holdings, Inc.                                  870                     44
  Ametek, Inc.                                      1,000                     42
* Varian Semiconductor
    Equipment Associates, Inc.                      1,000                     41
  Kennametal, Inc.                                  1,000                     39
  Roper Industries Inc.                               900                     38
* Flowserve Corp.                                   1,600                     34
  Cognex Corp.                                      1,000                     31
* Terex Corp.                                       1,300                     30

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* Axcelis Technologies, Inc.                        2,800        $            24
* Credence Systems Corp.                            1,800                     21
                                                                 ---------------
                                                                 $         7,175
                                                                 ---------------

TECHNOLOGY (22.7%)
  COMMUNICATIONS TECHNOLOGY (3.8%)
* Cisco Systems, Inc.                             201,777                  3,864
  QUALCOMM Inc.                                    22,519                    930
* Juniper Networks, Inc.                            9,300                    160
  Scientific-Atlanta, Inc.                          4,313                    147
* JDS Uniphase Corp.                               35,785                    123
* Avaya Inc.                                        8,974                     94
  Symbol Technologies, Inc.                         6,768                     92
* UTStarcom, Inc.                                   2,000                     86
* CIENA Corp.                                      12,480                     81
* NCR Corp.                                         2,563                     74
* Tellabs, Inc.                                    10,641                     69
  Harris Corp.                                      1,900                     63
* 3Com Corp.                                       10,361                     59
* ADC Telecommunications, Inc.                     22,916                     58
* Advanced Fibre
    Communications, Inc.                            2,500                     58
* Brocade Communications
    Systems, Inc.                                   6,700                     38
  Black Box Corp.                                     600                     28
* CSG Systems International, Inc.                   1,570                     24
* Extreme Networks, Inc.                            2,900                     20
* CommScope, Inc.                                   1,368                     14

COMPUTER SERVICES SOFTWARE & Systems (6.2%)
  Microsoft Corp.                                 265,171                  7,032
* Veritas Software Corp.                           11,956                    412
  Adobe Systems, Inc.                               6,655                    258
* Intuit, Inc.                                      5,399                    245
* Symantec Corp.                                    4,056                    233
* Computer Sciences Corp.                           5,083                    216
* BEA Systems, Inc.                                11,100                    150
* QLogic Corp.                                      2,699                    132
* Siebel Systems, Inc.                             12,598                    127
* Amdocs Ltd.                                       4,976                    111
* Mercury Interactive Corp.                         2,500                    110
* Cadence Design Systems, Inc.                      7,594                    108
* BMC Software, Inc.                                6,729                     99
* Citrix Systems, Inc.                              4,741                     98
* Check Point Software
    Technologies Ltd.                               5,200                     91
* Ceridian Corp.                                    4,077                     79
* Compuware Corp.                                  10,085                     60
  Autodesk, Inc.                                    3,266                     58
* Novell, Inc.                                     10,643                     54
  Reynolds & Reynolds Class A                       1,703                     49
* Sybase, Inc.                                      2,656                     45
* Acxiom Corp.                                      2,617                     42
* Mentor Graphics Corp.                             2,000                     41
  National Instruments Corp.                        1,000                     40
* CACI International, Inc.                            800                     36
* Electronics for Imaging, Inc.                     1,575                     34
* Ascential Software Corp.                          1,800                     32
* Parametric Technology Corp.                       7,070                     24
* NetIQ Corp.                                       1,600                     22
* American Management
    Systems, Inc.                                   1,155                     17
* Retek Inc.                                        1,200                      9

COMPUTER TECHNOLOGY (6.4%)
  International Business
    Machines Corp.                                 49,657                  4,072
* Dell Inc.                                        64,984                  2,121
  Hewlett-Packard Co.                              78,734                  1,568
* EMC Corp.                                        62,735                    800
* Sun Microsystems, Inc.                           91,570                    353
  Electronic Data Systems Corp.                    13,634                    298
* Apple Computer, Inc.                              9,874                    223
* Network Appliance, Inc.                           9,710                    218
* Synopsys, Inc.                                    2,195                    150
* Unisys Corp.                                      9,299                    121
* NVIDIA Corp.                                      4,400                     80
* Storage Technology Corp.                          3,069                     79
* Zebra Technologies Corp. Class A                  1,200                     64
* Maxtor Corp.                                      5,483                     63
* Emulex Corp.                                      2,300                     56
* Ingram Micro, Inc. Class A                        3,356                     47
* Gateway, Inc.                                     5,826                     34
* Quantum Corp.                                     4,316                     13

ELECTRONICS (0.1%)
* Sanmina-SCI Corp.                                14,688                    132
* Semtech Corp.                                     2,200                     46
  AVX Corp.                                         1,034                     14

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.0%)
  Intel Corp.                                     187,764                  5,374
  Texas Instruments, Inc.                          49,765                  1,187
* Analog Devices, Inc.                             10,466                    429
  Linear Technology Corp.                           8,919                    368
* Xilinx, Inc.                                      9,632                    297
* Micron Technology, Inc.                          15,685                    225
* Altera Corp.                                      9,828                    221
  Microchip Technology, Inc.                        5,800                    162
* Broadcom Corp.                                    5,946                    162
* Jabil Circuit, Inc.                               4,634                    130
* LSI Logic Corp.                                  10,695                    123
* Intersil Corp.                                    3,900                    114

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* Advanced Micro Devices, Inc.                      9,898        $           112
* Marvell Technology Group Ltd.                     2,433                    103
* PMC Sierra Inc.                                   4,883                     70
* Integrated Circuit Systems, Inc.                  2,000                     69
* Atmel Corp.                                      11,992                     55
* Avnet, Inc.                                       2,918                     53
* Arrow Electronics, Inc.                           2,429                     50
* Applied Micro Circuits Corp.                      8,446                     49
* RF Micro Devices, Inc.                            5,114                     45
* Fairchild Semiconductor
    International, Inc.                             2,500                     44
* Conexant Systems, Inc.                            7,600                     42
* Agere Systems Inc. Class A                       13,764                     42
* Integrated Device Technology Inc.                 2,900                     40
* Agere Systems Inc. Class B                       11,800                     34
* Micrel, Inc.                                      1,900                     26
* Lattice Semiconductor Corp.                       2,900                     26
* TriQuint Semiconductor, Inc.                      3,545                     20

ELECTRONICS--TECHNOLOGY (0.1%)
* Solectron Corp.                                  22,298                    132
* The Titan Corp.                                   2,200                     35
* KEMET Corp.                                       2,472                     30
* Coherent, Inc.                                      800                     21

SCIENTIFIC EQUIPMENT & Supplies (0.1%)
  Applera Corp.- Applied Biosystems Group           5,945                    129
* Varian, Inc.                                      1,000                     34
                                                                 ---------------
                                                                 $        36,751
                                                                 ---------------

UTILITIES (4.6%)
  SBC Communications Inc.                          95,389                  2,145
  BellSouth Corp.                                  53,024                  1,336
* Comcast Corp. Special Class A                    25,369                    719
* AT&T Wireless Services Inc.                      64,158                    553
* NEXTEL Communications, Inc.                      28,494                    549
  ALLTEL Corp.                                      8,922                    409
* Cox Communications, Inc. Class A                  5,701                    187
  KeySpan Corp.                                     4,513                    152
  Kinder Morgan, Inc.                               2,751                    146
  NiSource, Inc.                                    7,523                    145
  CenturyTel, Inc.                                  3,888                    135
* Cablevision Systems
    NY Group Class A                                5,429                    109
* AES Corp.                                        16,488                    107
* Citizens Communications Co.                       8,152                     93
  Telephone & Data Systems, Inc.                    1,374                     79
  Questar Corp.                                     2,411                     77
  MDU Resources Group, Inc.                         2,145                     73
  Puget Energy, Inc.                                2,714                     59
  OGE Energy Corp.                                  2,200                     48
  AGL Resources Inc.                                1,700                     47
  Philadelphia Suburban Corp.                       2,000                     47
  Hawaiian Electric Industries Inc.                 1,100                     47
  ONEOK, Inc.                                       2,130                     45
  NICOR Inc.                                        1,263                     43
  Peoples Energy Corp.                              1,000                     40
  WGL Holdings Inc.                                 1,400                     38
  Piedmont Natural Gas, Inc.                          900                     35
  IDACORP, Inc.                                     1,051                     25
  Cleco Corp.                                       1,400                     22
* Sierra Pacific Resources                          3,200                     16
                                                                 ---------------
                                                                 $         7,526
                                                                 ---------------
OTHER (0.2%)
* SPX Corp.                                         2,300                    114
  Teleflex Inc.                                     1,100                     52
  Carlisle Co., Inc.                                  933                     42
  Lancaster Colony Corp.                              800                     32
                                                                 ---------------
                                                                 $           240
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $177,114)                              $       161,561
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.05%, 9/2/2003                                  $  212                   212
  1.06%, 9/2/2003--Note E                              78                    78
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $290)                                290
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (Cost $177,404)                       $      161,851
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note B                                                        857
Liabilities--Note E                                                        (782)
                                                                 ---------------
                                                                 $           75
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $      161,926
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

------------------------------------------------------------------

                                                            AMOUNT
CALVERT SOCIAL INDEX FUND                                    (000)
------------------------------------------------------------------
AT AUGUST 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
Paid-in Capital                                        $  188,534
Undistributed Net Investment Income                           869
Accumulated Net Realized Losses                           (11,924)
Unrealized Depreciation                                   (15,553)
------------------------------------------------------------------
NET ASSETS                                             $  161,926
==================================================================
Investor Shares--Net Assets
Applicable to 21,851,405 outstanding $.001 par value
  shares of beneficial interest
    (unlimited authorization)                          $  150,147
------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES            $     6.87
==================================================================
Institutional Shares--Net Assets
Applicable to 1,712,779 outstanding $.001 par value
  shares of beneficial interest
    (unlimited authorization)                          $   11,779
------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES       $     6.88
==================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                                      YEAR ENDED AUGUST 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                   $           1,668
  Interest                                                                    5
  Security Lending                                                            4
--------------------------------------------------------------------------------
    Total Income                                              $           1,677
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Investor Shares                                                         194
    Institutional Shares                                                      7
  Marketing and Distribution
    Investor Shares                                                          19
    Institutional Shares                                                     --
Custodian Fees                                                               38
Auditing Fees                                                                13
Shareholders' Reports and Proxies
  Investor Shares                                                            14
  Institutional Shares                                                       --
--------------------------------------------------------------------------------
    Total Expenses                                                          285
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,392
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (6,002)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    INVESTMENT SECURITIES                                     $          24,084
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                $          19,474
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      CALVERT SOCIAL INDEX FUND
                                                 -------------------------------
                                                    YEAR ENDED        YEAR ENDED
                                                      AUG. 31,          AUG. 31,
                                                          2003              2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $   1,392         $     765
  Realized Net Gain (Loss)                              (6,002)          (5,575)
  Change in Unrealized Appreciation (Depreciation)      24,084          (17,116)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
     from Operations                                    19,474          (21,926)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                         (994)            (621)
  Institutional Shares                                      --               --
Realized Capital Gain
  Investor Shares                                           --               --
  Institutional Shares                                      --               --
--------------------------------------------------------------------------------
    Total Distributions                                   (994)            (621)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                       38,311           37,054
  Institutional Shares                                  10,640               --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
     Transactions                                       48,951           37,054
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             67,431           14,507
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                    94,495           79,988
--------------------------------------------------------------------------------
 End of Period                                       $ 161,926         $ 94,495
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CALVERT SOCIAL INDEX FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,            MAY 8* TO
                                                   -------------------------------------------   AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003              2002        2001        2000
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    6.02         $    7.57    $  11.14    $  10.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .07               .05         .04         .02
  Net Realized and Unrealized Gain (Loss) on Investments   .84             (1.55)      (3.57)       1.12
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       .91             (1.50)      (3.53)       1.14
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.06)             (.05)       (.03)         --
  Distributions from Realized Capital Gains                 --                --        (.01)         --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.06)             (.05)       (.04)         --
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $    6.87         $    6.02    $   7.57    $  11.14
=========================================================================================================

TOTAL RETURN**                                          15.28%           -19.96%     -31.75%      11.07%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $     150         $      94    $     80    $     40
  Ratio of Total Expenses to Average Net Assets          0.25%             0.25%       0.25%      0.25%+
  Ratio of Net Investment Income to Average Net Assets   1.18%             0.82%       0.70%      0.98%+
  Portfolio Turnover Rate                                  14%               18%         10%          3%
==========================================================================================================
*  Subscription  period for the fund was May 8, 2000,  to May 31,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement begins May 31, 2000.
** Total returns do not reflect the $10 annual account  maintenance  fee applied on balances under $10,000.
+Annualized.

CALVERT SOCIAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 14* TO
                                                                        AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     6.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .05
  Net Realized and Unrealized Gain (Loss) on Investments                    .61
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .66
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       --
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                      --
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                       $     6.88
================================================================================

TOTAL RETURN                                                             10.61%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $       12
  Ratio of Total Expenses to Average Net Assets                         0.12%**
  Ratio of Net Investment Income to Average Net Assets                  1.32%**
  Portfolio Turnover Rate                                                   14%
================================================================================
*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares were first issued on January 14, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temp-orary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.


B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2003, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2003, the fund had $1,036,000 of ordinary income available for distribution. The fund had available realized losses of $11,904,000 to offset future net capital gains of $57,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through August 31, 2011, and $2,831,000 through August 31, 2012.

At August 31, 2003, net unrealized depreciation of investment securities for tax purposes was $15,553,000, consisting of unrealized gains of $12,905,000 on securities that had risen in value since their purchase and $28,458,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2003, the fund purchased $64,792,000 of investment securities and sold $16,060,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at August 31, 2003, was $76,000, for which the fund held cash collateral of $78,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,
                                      ------------------------------------------
                                                2003                 2002
                                      --------------------- --------------------
                                         AMOUNT      SHARES   AMOUNT     SHARES
                                          (000)      (000)    (000)      (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                               $ 56,456       9,160  $ 56,138     7,847
  Issued in Lieu of Cash Distributions      910         154       551        71
  Redeemed                              (19,055)     (3,163)  (19,635)   (2,790)
--------------------------------------------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                     38,311       6,151    37,054     5,128
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
  Issued                                 12,139       1,954        --        --
  Issued in Lieu of Cash Distributions       --          --        --        --
  Redeemed                               (1,499)       (241)       --        --
--------------------------------------------------------------------------------
    Net Increase (Decrease)--
      Institutional Shares               10,640       1,713        --        --
================================================================================

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the "Fund") at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA


OCTOBER 7, 2003



--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD CALVERT SOCIAL INDEX FUND

This information for the fiscal year ended August 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

                   INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

LOG ON TO VANGUARD.COM AND:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest. plan your investments with confidence

GO TO OUR PLANNING & Advice and Research Funds & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

                             CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings.Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money. this page intentionally left blank

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
executive officers*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                  MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[PICTURE OF SHIP]
[THE VANGUARD GROUP(R)LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. The guidelines are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q2130 102003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WORLD FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: October 27, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD WORLD FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: October 27, 2003

      VANGUARD WORLD FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: October 27, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.